UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

111 South Wacker Drive, Suite 4600 Chicago, Illinois			60606-4319
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319		Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 646-3600

Date of fiscal year end:	09/30/19

Date of reporting period:	03/31/19

Item 1. Reports to Shareholders.

OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2019

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2019 Semi-Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Equity and Income Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	26
Oakmark Global Select Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Oakmark International Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Oakmark International Small Cap Fund
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	42
Financial Statements
Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets	50
Notes to Financial Statements	63
Financial Highlights	72
Disclosure Regarding Investment Advisory Agreements Approval	80
Disclosures and Endnotes	84
Trustees and Officers	89

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Fund Expenses (Unaudited)

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2018 to March 31, 2019, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2019, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

Prior to December 3, 2018, shares of Oakmark International Small Cap Fund, invested for 90 days or less, may have been charged a 2% redemption fee upon redemption.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period*	Ending Account Value (3/31/19)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$933.10	$4.39	$1,020.39	$4.58	0.91%
Advisor Class	$1,000.00	$933.70	$3.71	$1,021.09	$3.88	0.77%
Institutional Class	$1,000.00	$934.00	$3.47	$1,021.34	$3.63	0.72%
Service Class	$1,000.00	$931.80	$5.73	$1,019.00	$5.99	1.19%
Oakmark Select Fund
Investor Class	$1,000.00	$888.10	$4.94	$1,019.70	$5.29	1.05%
Advisor Class	$1,000.00	$888.70	$4.14	$1,020.54	$4.43	0.88%
Institutional Class	$1,000.00	$889.10	$3.96	$1,020.74	$4.23	0.84%
Service Class	$1,000.00	$886.70	$6.30	$1,018.25	$6.74	1.34%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$987.10	$4.11	$1,020.79	$4.18	0.83%
Advisor Class	$1,000.00	$988.30	$3.37	$1,021.54	$3.43	0.68%
Institutional Class	$1,000.00	$988.50	$3.12	$1,021.79	$3.18	0.63%
Service Class	$1,000.00	$985.90	$5.55	$1,019.35	$5.64	1.12%
Oakmark Global Fund
Investor Class	$1,000.00	$938.40	$5.90	$1,018.85	$6.14	1.22%
Advisor Class	$1,000.00	$939.30	$5.27	$1,019.50	$5.49	1.09%
Institutional Class	$1,000.00	$939.40	$4.93	$1,019.85	$5.14	1.02%
Service Class	$1,000.00	$937.10	$7.15	$1,017.55	$7.44	1.48%
Oakmark Global Select Fund
Investor Class	$1,000.00	$922.70	$5.90	$1,018.80	$6.19	1.23%
Advisor Class	$1,000.00	$923.20	$5.13	$1,019.60	$5.39	1.07%
Institutional Class	$1,000.00	$923.20	$4.84	$1,019.90	$5.09	1.01%
Oakmark International Fund
Investor Class	$1,000.00	$912.60	$4.91	$1,019.80	$5.19	1.03%
Advisor Class	$1,000.00	$913.30	$4.20	$1,020.54	$4.43	0.88%
Institutional Class	$1,000.00	$913.20	$3.91	$1,020.84	$4.13	0.82%
Service Class	$1,000.00	$911.10	$6.15	$1,018.50	$6.49	1.29%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$935.70	$7.24	$1,017.45	$7.54	1.50%
Advisor Class	$1,000.00	$936.30	$6.81	$1,017.90	$7.09	1.41%
Institutional Class	$1,000.00	$936.50	$6.13	$1,018.60	$6.39	1.27%
Service Class	$1,000.00	$934.80	$7.96	$1,016.70	$8.30	1.65%

*  Expenses are calculated using the Annualized Expense Ratio, multiplied by the average account value over the period, multiplied by 182 and divided by 365 (to reflect one-half year period)

Oakmark.com 1

Oakmark and Oakmark Select Funds  March 31, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"I see trees of green, red roses too, I see them bloom for me and you, and I think to myself what a wonderful world."

-Bob Thiele and George David Weiss, sung by Louis Armstrong

"It's gonna be cold, it's gonna be grey and it's gonna last you for the rest of your life."

-Weatherman Phil Connors played by Bill Murray in "Groundhog Day"

Turn on the TV today, and on one news channel, a Democratic spokesperson is saying how stupid the Republicans are, and on the other, a Republican is saying the same about Democrats. The political division is as stark as I've ever seen. And it's affecting investor outlooks for the economy and the stock market. A decade ago, it seemed like 40 percent of the population was reluctant to believe that President Obama could lead the country out of the Great Recession, and today, it seems like 40 percent don't want to believe that the economy has grown even faster under President Trump. At Oakmark, we take the view that economic forces are stronger than political ones, which gives us the luxury of largely ignoring politics when making long-term forecasts for the businesses we own.

For those who believe political forces trump those that are economic (pardon the pun), political beliefs form the foundation for expectations regarding the economy and the stock market. So, like the news channels, a typical CNBC panel has one investor projecting a strong stock market due to the benefits of lower corporate taxes and another projecting a weak market because of tariffs that will reduce global trade. We've heard the partisan talking points so many times that we could finish their sentences.

In the past two quarterly commentaries, I've focused on the reasons our portfolios underperformed in 2018 and why we were, and still are, excited about the values in our portfolios in 2019. But as we discussed those commentaries with shareholders, we learned that they were struggling with a more basic question: "Why should we even invest in stocks?"

After a recent CNBC interview where I outlined our positive long-term case for equities, an investor protested, "Of course you're bullish; you've always been bullish on the stock market." And that's largely true. Our position at Oakmark, consistent with historical returns by asset class, is that stocks will produce the highest long-term returns. Therefore, the only market timing that investors can reliably benefit from is periodic rebalancing—moving portfolios back to their target asset allocations after the market has moved them away. But the investor's comment implied that we deserve no credit for being positive on the long-term outlook for stocks unless we are also sometimes negative.

Standard and Poor's has performance data going back to 1926—first, as the S&P Composite of 90 stocks, and, since 1957, the S&P 5001, which has become the standard measure of stock market performance. Since 1926, stocks have produced a positive return in nearly three-quarters of years—73%, to be exact.

Consider a gambling analogy: A roulette wheel has 18 black and 18 red numbers, so after enough spins, each color comes up equally. If an "investment advisor" was always suggesting to invest in black, it would be fair to be dismissive of that advice. But what if a roulette wheel had 26 black numbers and only 10 red, and the payout was the same on both colors?

The roulette ball randomly landing on red one-quarter of the time wouldn't mean the advisor should suggest investing in red one-quarter of the time. The right advice would be to invest in black as often as the casino would allow. Yet despite the stock market performing like the lopsided roulette wheel, investors, advisors and the media still create a constant flow of bearish advice, saying that now is the time to bet red because the market is going to decline.

Let's go deeper into the 93 years of S&P return data and take the perspective of a truly long-term investor. Ignore politics, next week's Fed meeting and first quarter's slowing earnings growth, and instead look at investing for real world, long-term personal financial needs. Consider a young couple who is thinking of having children and saving for college, or imagine a 40-year old worker saving for retirement. These are goals that require a 25-year timeframe. So let's look past the short-term noise and examine stock market performance over that period.

If we consider an investment at the beginning of each year, 93 years of data creates 69 twenty-five year periods to examine. Investors in January of 1929 fared the worst, immediately enduring four consecutive down years (an event which, thankfully, has not been repeated), resulting in their initial capital declining by nearly two-thirds. But by the end of 1953, those investors not only recouped their losses, but amassed more than four times their initial investment. And remember, that was the worst 25-year period. The median result of buying and holding for 25 years was a 12-fold increase in capital, the mean was almost 16-fold and the best, with an initial investment in 1975, ended with more than 53 times the original capital.

Despite those amazing numbers, market timers consistently try to guess when to sell equities. To us, that's a losing battle given the market had a positive return about three-quarters of the time. One of the arguments we hear for selling stocks today is that it has been "too good" since the market bottom in 2009. According to that version of history, investors who enjoyed a decade-long rally without having to endure a bear market have become oblivious to the risks of owning equities and are ill-prepared for an inevitable downturn. This thinking doesn't influence our

See accompanying Disclosures and Endnotes on page 84.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  March 31, 2019

Portfolio Manager Commentary (continued)

investment decisions, but it's something we hear so often, I think it is worth addressing.

Market historians generally define a "correction" as a 10% decline in the S&P 500 and a "bear market" as 20%. Using those definitions, a correction occurs about once every two years and a bear market every five years. A 10-year run without a bear market is nearly unprecedented, so they believe we are due.

But have investors really enjoyed 10 consecutive years of smooth sailing? In 2011, the S&P 500 lost 19.4% from its close on April 29 to its close on October 3. The decline was just a fraction of a percent short of meeting the standard definition of a bear market. But from the intraday2 high in May to the intraday low in October, the loss was 21.2%. Additionally, over 50% of the stocks in the S&P 500 declined by over 20%, and small-cap stocks performed even worse. To most investors, it seemed like a bear market.

Last year, the S&P 500 lost 19.8% from September 20 through Christmas Eve, and measured from September's highest intraday peak to December's lowest intraday trough, it lost 20.2%. As in 2011, more than half of the stocks in the S&P 500 lost over 20% of their value, and again, small caps performed even worse.

When the historians go to the replay booth, they might decide we had two bear markets over this decade, which would be consistent with history. But whatever labels they use doesn't really matter. I've been in the investment business for 38 years, and those steep declines felt like bear markets to me. Further, mutual fund investors behaved as they typically behave in bear markets: Instead of rebalancing—buying stocks to restore their equity allocation—they sold stocks that had already declined, further reducing their exposure to equities. Granted, it wasn't as bleak as the bear market of 2008-09, and investors didn't redeem their funds as aggressively. But just as a normal recession isn't as deep as the Great Recession, a normal bear market isn't as severe as was 2008-09. Have times been "too good" for the past decade? We sure don't think so.

Spring is a great time to be in Chicago. Trees turn green, baseball returns to Wrigley Field and unlike Bill Murray in "Groundhog Day," we realize the long grey winter isn't going to last forever. At Oakmark, we don't have an opinion about how equities will perform this year, if a recession will start or if the political parties will produce pro-growth candidates for 2020. As long-term investors, we don't think it matters. P/E ratios3 look to be in a normal range and GDP doesn't look extended relative to its trend line. That makes it hard to argue that equities are crazily priced, and gives us confidence that returns in the future should rhyme with the past. We fully expect that investors who buy equities in 2019 and hold them for 25 years will look back and be pleased with their decision.

See accompanying Disclosures and Endnotes on page 84.

Oakmark.com 3

Oakmark Fund  March 31, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	12.83%	-0.66%	12.41%	8.13%	16.47%	12.36%	08/05/91
S&P 500 Index	13.65%	9.50%	13.51%	10.91%	15.92%	9.71%
Dow Jones Industrial Average[4]	11.81%	10.09%	16.37%	12.21%	15.97%	10.73%
Lipper Large Cap Value Fund Index[5]	11.61%	5.63%	11.38%	7.81%	13.67%	8.76%
Oakmark Fund (Advisor Class)	12.85%	-0.54%	N/A	N/A	N/A	8.73%	11/30/16
Oakmark Fund (Institutional Class)	12.88%	-0.48%	N/A	N/A	N/A	8.77%	11/30/16
Oakmark Fund (Service Class)	12.74%	-0.93%	12.10%	7.80%	16.12%	7.94%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class C	3.6
Citigroup, Inc.	3.3
Netflix, Inc.	3.2
Apple, Inc.	2.9
Bank of America Corp.	2.9
General Electric Co.	2.8
Regeneron Pharmaceuticals, Inc.	2.6
Ally Financial, Inc.	2.6
Capital One Financial Corp.	2.5
Comcast Corp., Class A	2.5
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	53
Net Assets	$18.2 billion
Weighted Average Market Cap	$144.2 billion
Median Market Cap	$44.8 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.89%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.85%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	25.2
Information Technology	16.8
Communication Services	15.0
Consumer Discretionary	12.5
Industrials	10.5
Health Care	6.6
Energy	6.1
Consumer Staples	1.3
Short-Term Investments and Other	6.0

See accompanying Disclosures and Endnotes on page 84.

4 OAKMARK FUNDS

Oakmark Fund  March 31, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

After a very difficult 2018 for the Oakmark Fund and the S&P 5001, the market shrugged off many of the uncertainties surrounding interest rates, a trade war and slowing global growth during the first quarter of 2019. For the first quarter, the Oakmark Fund was up 13%, which trailed the S&P 500's 14% gain. Despite this near-term bounce back, we continue to believe that our portfolio of stocks remains attractively valued, following a period in 2018 in which stock prices underperformed business fundamentals. As always, our investment process focuses on long-term business value and is not influenced by short-term volatility in share prices.

During the quarter, we added two new names to the portfolio (see below) and we eliminated positions in Aon, Bristol-Myers Squibb, Diageo, Flex Ltd. and Unilever. We generally sell stocks when they appreciate toward our estimate of intrinsic value or when new information proves our investment thesis to be incorrect. This quarter, we had some of each. Diageo outperformed the S&P 500 in 2018 and year to date in 2019, and we sold our position when the share price approached our estimate of intrinsic value. Aon and Unilever were also sold as they approached our estimate of intrinsic value. We sold Flex after the company announced disappointing progress in its consumer electronics segment and the termination of its partnership with Nike. These developments lowered our estimate of intrinsic value, making the stock's return potential less competitive with the rest of the portfolio and other potential additions. Bristol-Myers was sold after the company announced an acquisition that we believe was sub-optimal, signaling a reduction in the value of their core business.

Our best contributing sectors during the first quarter were financials and information technology, which were the two largest sectors in our portfolio. General Electric and Netflix were our best individual contributors for the quarter with total returns of 39% and 33%, respectively. After a long period of disappointing results at General Electric, we were pleased to see the new management team take steps to improve the company's balance sheet and remove additional layers of uncertainty. Our lowest contributing sectors for the quarter were health care and consumer staples, and our worst contributing individual securities were CVS Health and Qurate Retail with returns of –17% and –18%, respectively.

Constellation Brands, Inc. (STZ-$175.33)

Constellation Brands is the top imported beer company in the U.S. and one of the world's leading wine producers. We believe that the company's valuation is compelling due to its robust long-term growth outlook of its strong brands within both beer and wine. Over the past five years, Constellation's beer segment—which includes brands such as Corona, Modelo and Pacifico, among others—has grown its sales volume and revenue at a 10% and 12% CAGR7, respectively. The company was able to accomplish this impressive growth during a period when industry volume growth remained relatively flat. Despite a market-leading medium-term growth outlook that calls for high single-digit revenue growth within its beer segment and low-to-mid single-digit growth within its wine and spirits portfolio, Constellation trades at a meaningful discount to other consumer packaged goods companies that are experiencing slow to no growth. In addition to its portfolio of brands within beer, wine and spirits, the company has established a strategic partnership and large ownership stake in the world's largest publicly traded cannabis company, Canopy Growth Group. We believe this partnership positions Constellation to potentially become one of the bigger beneficiaries in a category that some project could exceed $200 billion in global demand over the next 10 to 15 years. On our one-year forward earnings estimate, Constellation trades in line with the earnings multiple for the overall market without giving the company any value for its significant stake in Canopy. We believe this presents an opportunity to invest in an above-average business at just an average price.

S&P Global, Inc. (SPGI-$210.55)

S&P Global is a collection of businesses that provides ratings and benchmarks that are essential to financial markets around the world. Bonds that are issued with an S&P rating pay meaningfully less in interest per year, which generates savings for debt issuers far in excess of the cost of the rating. Also, ETFs and mutual funds tied to S&P Global's indexes, especially the S&P 500, are gaining market share in the fast-growing passive investing market. And S&P Global's data and analytics services provide unique insights that help customers make critical decisions across their businesses. Each of S&P Global's segments share the common characteristic of providing value for customers that is much greater than the prices they charge. As a result, S&P Global is able to raise prices and generate above-average earnings growth. Indeed, over the past five years, S&P Global has grown its earnings per share by over 20% annually, while returning over 100% of free cash flow to shareholders. We believe S&P Global is an exceptional company with a long runway for growth, trading at a price that is below our estimate of intrinsic value.

See accompanying Disclosures and Endnotes on page 84.

Oakmark.com 5

Oakmark Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.0%
FINANCIALS - 25.2%
DIVERSIFIED FINANCIALS - 15.2%
Ally Financial, Inc.	16,905	$464,718
Capital One Financial Corp.	5,663	462,594
The Charles Schwab Corp.	9,600	410,496
State Street Corp.	6,200	408,022
The Bank of New York Mellon Corp.	6,920	348,957
Moody's Corp.	1,506	272,807
The Goldman Sachs Group, Inc.	1,105	212,149
S&P Global, Inc.	862	181,427
		2,761,170
BANKS - 8.2%
Citigroup, Inc.	9,530	592,957
Bank of America Corp.	19,000	524,210
Wells Fargo & Co.	7,910	382,211
		1,499,378
INSURANCE - 1.8%
American International Group, Inc.	7,655	329,638
		4,590,186
INFORMATION TECHNOLOGY - 16.8%
SOFTWARE & SERVICES - 8.1%
Mastercard, Inc., Class A	1,520	357,884
Visa, Inc., Class A	1,935	302,227
Automatic Data Processing, Inc.	1,870	298,714
Gartner, Inc. (a)	1,800	273,024
DXC Technology Co.	3,900	250,809
		1,482,658
TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%
Apple, Inc.	2,787	529,391
TE Connectivity, Ltd.	4,936	398,553
		927,944
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
Intel Corp.	6,755	362,744
Texas Instruments, Inc.	2,720	288,510
		651,254
		3,061,856
COMMUNICATION SERVICES - 15.0%
MEDIA & ENTERTAINMENT - 15.0%
Alphabet, Inc., Class C (a)	558	655,007
Netflix, Inc. (a) (b)	1,624	579,053
Comcast Corp., Class A	11,438	457,307
Charter Communications, Inc., Class A (a)	1,200	416,292
Facebook, Inc., Class A (a)	2,113	352,266
News Corp., Class A	16,121	200,547
Alphabet, Inc., Class A (a)	53	62,485
		2,722,957
	Shares	Value
CONSUMER DISCRETIONARY - 12.5%
AUTOMOBILES & COMPONENTS - 5.6%
Fiat Chrysler Automobiles N.V. (a)	28,160	$418,178
General Motors Co.	9,650	358,015
Aptiv PLC	2,200	174,878
Delphi Technologies PLC	3,733	71,903
		1,022,974
RETAILING - 4.3%
Booking Holdings, Inc. (a)	195	340,258
eBay, Inc.	6,500	241,410
Qurate Retail, Inc. (a)	12,115	193,604
		775,272
CONSUMER SERVICES - 2.6%
MGM Resorts International	9,400	241,204
Hilton Worldwide Holdings, Inc.	2,779	230,971
		472,175
		2,270,421
INDUSTRIALS - 10.5%
CAPITAL GOODS - 7.9%
General Electric Co.	51,460	514,085
Parker-Hannifin Corp.	2,439	418,626
Cummins, Inc.	1,720	271,536
Caterpillar, Inc.	1,750	237,108
		1,441,355
TRANSPORTATION - 2.6%
American Airlines Group, Inc.	8,278	262,903
FedEx Corp.	1,130	204,993
		467,896
		1,909,251
HEALTH CARE - 6.6%
HEALTH CARE EQUIPMENT & SERVICES - 4.0%
CVS Health Corp.	6,094	328,648
HCA Healthcare, Inc.	1,494	194,826
Baxter International, Inc.	2,350	191,078
		714,552
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.6%
Regeneron Pharmaceuticals, Inc. (a)	1,162	477,057
		1,191,609
ENERGY - 6.1%
Apache Corp.	10,640	368,775
Anadarko Petroleum Corp.	6,361	289,285
Halliburton Co.	5,800	169,940
National Oilwell Varco, Inc.	5,929	157,946
Chesapeake Energy Corp. (a)	40,000	124,000
		1,109,946

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.0% (continued)
CONSUMER STAPLES - 1.3%
FOOD, BEVERAGE & TOBACCO - 1.3%
Constellation Brands, Inc., Class A	1,350	$236,696
TOTAL COMMON STOCKS - 94.0% (COST $11,586,400)		17,092,922
	Par Value	Value
SHORT-TERM INVESTMENTS - 7.9%
GOVERNMENT AND AGENCY SECURITIES - 4.8%
Federal National Mortgage Association, 2.31%, due 04/01/19 (c)	$800,000	800,000
Federal Home Loan Bank, 2.28%, due 04/01/19 (c)	75,000	75,000
Total Government and Agency Securities - 4.8% (Cost $875,000)		875,000
U.S. GOVERNMENT BILLS - 2.8%
United States Treasury Bill, 2.41%, due 04/02/19 (c) (Cost $499,967)	500,000	499,967
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 03/29/19 due 04/01/19, repurchase price $62,557, collateralized by a United States Treasury Note, 2.500% due 02/15/22, value plus accrued interest of $63,802 (Cost: $62,549)	62,549	62,549
TOTAL SHORT-TERM INVESTMENTS - 7.9% (COST $1,437,516)		1,437,516
TOTAL INVESTMENTS - 101.9% (COST $13,023,916)		18,530,438
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Liabilities In Excess of Other Assets - (1.9)%		(349,141)
TOTAL NET ASSETS - 100.0%		$18,181,297

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more holdings with the Fund.

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Netflix, Inc.	$390.00	09/20/2019	(800)	$(28,525)	$(2,026)	$(2,569)	$543
Netflix, Inc.	385.00	06/21/2019	(1,200)	(42,787)	(1,758)	(3,565)	1,807
Netflix, Inc.	370.00	06/21/2019	(800)	(28,525)	(1,634)	(2,227)	593
Netflix, Inc.	400.00	09/20/2019	(500)	(17,828)	(1,108)	(1,558)	450
				$(117,665)	$(6,526)	$(9,919)	$3,393

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

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Oakmark.com 9

Oakmark Select Fund  March 31, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	13.47%	-11.30%	6.40%	3.84%	14.75%	11.39%	11/01/96
S&P 500 Index	13.65%	9.50%	13.51%	10.91%	15.92%	8.44%
Lipper Multi-Cap Value Fund Index[8]	12.13%	0.83%	8.74%	5.88%	12.97%	7.34%
Oakmark Select Fund (Advisor Class)	13.48%	-11.17%	N/A	N/A	N/A	0.69%	11/30/16
Oakmark Select Fund (Institutional Class)	13.50%	-11.13%	N/A	N/A	N/A	0.72%	11/30/16
Oakmark Select Fund (Service Class)	13.35%	-11.51%	6.10%	3.53%	14.41%	8.14%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class C	10.4
CBRE Group, Inc., Class A	8.8
Ally Financial, Inc.	6.5
Citigroup, Inc.	6.4
TE Connectivity, Ltd.	6.2
Fiat Chrysler Automobiles N.V.	5.5
Bank of America Corp.	4.7
General Electric Co.	4.5
Netflix, Inc.	4.4
Charter Communications, Inc., Class A	4.2
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	22
Net Assets	$4.7 billion
Weighted Average Market Cap	$145.5 billion
Median Market Cap	$28.0 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.04%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.97%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	25.3
Communication Services	18.9
Consumer Discretionary	15.7
Information Technology	9.0
Real Estate	8.8
Industrials	8.1
Energy	7.0
Health Care	3.8
Short-Term Investments and Other	3.4

See accompanying Disclosures and Endnotes on page 84.

10 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was up 13.5% for the quarter, very modestly trailing the S&P 5001 Index's 13.7% return. After a punishing December 2018, our portfolio reversed sharply in January (and was, in fact, up almost 15% that month alone, compared to 8% for the S&P 500). February and March felt like a continuation of December in our industrial and consumer discretionary investments, while our energy stocks continued to do well.

Our best performer in the quarter, up 36%, was Apache. The company reported great results during the quarter and it is growing production more than expected, despite spending less on capital expenditures than had been forecasted. This is a great combination of factors for a company in the energy sector, which is notorious for capital inefficiency, and we believe it should lead to excellent cash flows over time. Despite the stock's rally, we still believe it remains quite inexpensive.

Our largest contributor to performance was CBRE Group, up 23% (one of nine stocks in the Fund up 20% or more this quarter). The company is performing exceptionally well due to strong revenue growth across business lines and geographies, margin expansion, and a new share repurchase program. We believe CBRE will continue to benefit from positive trends within the real estate sector and also from its widening competitive moat. Yet its stock is still trading for only 13x 2019 earnings per share (EPS) estimates.

Our worst performer and largest detractor in the quarter, down 18%, was Qurate Retail. The stock dropped sharply on its earnings report in late February as the HSN acquisition has, thus far, produced disappointing results while various international QVC assets underperformed. We believe the stock looks very inexpensive at the current $16 price as share repurchases and expected HSN synergies alone should drive EPS (plus amortization) comfortably above $2 in 2019.

Our only other portfolio holding to decline in the quarter was American Airlines, which dropped 3% on continued concerns about a possible economic slowdown. With the stock trading at 5x 2019 EPS estimates and with the industry consolidation having produced what appears to be a more rational capacity and pricing backdrop, we believe such concerns are currently over discounted.

We did not initiate or eliminate any positions during the quarter, other than receiving a small amount of Wabtec shares as a spin-off from GE, which we subsequently sold.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 84.

Oakmark.com 11

Oakmark Select Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.6%
FINANCIALS - 25.3%
BANKS - 11.1%
Citigroup, Inc.	4,812	$299,403
Bank of America Corp.	8,001	220,736
		520,139
DIVERSIFIED FINANCIALS - 10.5%
Ally Financial, Inc.	11,130	305,964
Capital One Financial Corp.	2,285	186,653
		492,617
INSURANCE - 3.7%
American International Group, Inc.	3,995	172,034
		1,184,790
COMMUNICATION SERVICES - 18.9%
MEDIA & ENTERTAINMENT - 18.9%
Alphabet, Inc., Class C (a)	414	485,340
Netflix, Inc. (a) (b)	576	205,450
Charter Communications, Inc., Class A (a)	564	195,657
		886,447
CONSUMER DISCRETIONARY - 15.7%
AUTOMOBILES & COMPONENTS - 7.8%
Fiat Chrysler Automobiles N.V. (a)	17,434	258,896
Lear Corp.	800	108,568
		367,464
CONSUMER SERVICES - 4.9%
MGM Resorts International	5,147	132,072
Hilton Worldwide Holdings, Inc.	1,166	96,946
		229,018
RETAILING - 3.0%
Qurate Retail, Inc. (a)	8,689	138,853
		735,335
INFORMATION TECHNOLOGY - 9.0%
TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
TE Connectivity, Ltd.	3,573	288,514
SOFTWARE & SERVICES - 2.8%
Mastercard, Inc., Class A	564	132,794
		421,308
REAL ESTATE - 8.8%
CBRE Group, Inc., Class A (a)	8,348	412,784
INDUSTRIALS - 8.1%
CAPITAL GOODS - 4.5%
General Electric Co.	21,200	211,788
TRANSPORTATION - 3.6%
American Airlines Group, Inc.	5,240	166,422
		378,210
	Shares	Value
ENERGY - 7.0%
Apache Corp.	5,149	$178,456
Anadarko Petroleum Corp.	2,312	105,141
Weatherford International PLC (a) (c)	67,000	46,766
		330,363
HEALTH CARE - 3.8%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.8%
Regeneron Pharmaceuticals, Inc. (a)	430	176,567
TOTAL COMMON STOCKS - 96.6% (COST $2,898,314)		4,525,804
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.5%
GOVERNMENT AND AGENCY SECURITIES - 2.3%
Federal Home Loan Bank, 2.28%, due 04/01/19 (d) (Cost $110,000)	$110,000	110,000
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 03/29/19 due 04/01/19, repurchase price $54,188, collateralized by a United States Treasury Note, 2.500% due 02/15/22, value plus accrued interest of $55,265 (Cost: $54,181)	54,181	54,181
TOTAL SHORT-TERM INVESTMENTS - 3.5% (COST $164,181)		164,181
TOTAL INVESTMENTS - 100.1% (COST $3,062,495)		4,689,985
Liabilities In Excess of Other Assets - (0.1)%		(3,121)
TOTAL NET ASSETS - 100.0%		$4,686,864

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more holdings within the Fund.

(c)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Netflix, Inc.	$370.00	06/21/2019	(75)	$(2,674)	$(153)	$(222)	$69
Netflix, Inc.	385.00	06/21/2019	(225)	(8,023)	(330)	(668)	338
				$(10,697)	$(483)	$(890)	$407

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry for the below affiliate can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2018	Value March 31, 2019	Percent of Net Assets
Weatherford International PLC	67,000	$36,850	$37,733	$(178,678)	$50,067	$0	$182,601	$46,766	1.0%
TOTAL	67,000	$36,850	$37,733	$(178,678)	$50,067	$0	$182,601	$46,766	1.0%

See accompanying Notes to Financial Statements.

Oakmark.com 13

Oakmark Equity and Income Fund  March 31, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 3/31/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	8.78%	1.36%	7.92%	4.89%	9.42%	9.79%	11/01/95
Lipper Balanced Fund Index	8.50%	4.44%	7.69%	5.81%	10.02%	6.80%
S&P 500 Index	13.65%	9.50%	13.51%	10.91%	15.92%	9.03%
Barclays U.S. Govt./Credit Index	3.26%	4.48%	2.12%	2.78%	3.92%	5.09%
Oakmark Equity and Income Fund (Advisor Class)	8.86%	1.54%	N/A	N/A	N/A	6.70%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	8.86%	1.56%	N/A	N/A	N/A	6.73%	11/30/16
Oakmark Equity and Income Fund (Service Class)	8.71%	1.10%	7.63%	4.58%	9.09%	8.13%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
General Motors Co.	5.1
Bank of America Corp.	5.1
TE Connectivity, Ltd.	3.9
Mastercard, Inc., Class A	3.5
Nestlé SA	3.4
Philip Morris International, Inc.	2.6
Alphabet, Inc., Class C	2.5
Diageo PLC	2.3
Citigroup, Inc.	2.1
CVS Health Corp.	2.1
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	41
Net Assets	$12.8 billion
Weighted Average Market Cap	$130.8 billion
Median Market Cap	$27.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	0.88%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.78%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	11.6
Consumer Discretionary	11.6
Information Technology	8.9
Consumer Staples	8.3
Health Care	6.0
Communication Services	5.2
Industrials	3.9
Energy	3.3
Materials	1.1
Real Estate	1.0
Total Equity Investments	60.9
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	17.6
Government and Agency Securities	11.8
Convertible Bonds	0.1
Total Fixed Income Investments	29.5
Short-Term Investments and Other	9.5

See accompanying Disclosures and Endnotes on page 84.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2019

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Is Value Investing Dead?

Historically, value stocks—i.e., those stocks with the lowest price to book11 and lowest trailing sales growth rates—have outperformed their growth brethren. However, in 2007, this trend started to reverse, and growth stocks have outperformed ever since. The reversal has been so sharp that the media and some investors have started to ask if value investing is dead. If one defines value investing as blindly buying a basket of low price to book and low growth stocks, we, too, are skeptical that such an approach will serve investors well over the long term.

We believe that the shift in growth stocks is the result of broader economic changes that have occurred over the past several decades. Companies' budgets used to be heavily weighted toward buying and maintaining plants and equipment. Today, however, research and development (R&D) and marketing are more important. According to Empirical Research Partners, in the 1990s, publicly traded companies spent less than 40 cents of R&D for every dollar they invested in capital expenditures. Now, that number is 63 cents. Companies are maintaining fewer physical assets and focusing more on intangible assets. Because these intangible assets tend not to be captured on a balance sheet at fair value, earnings and book value are less correlated now than ever before.

This shift away from physical assets has implications not only for the balance sheets, but the income statements. That's because accounting practices treat most physical assets as if they depreciate over many years, while marketing and R&D spending are expensed immediately even though, if done efficiently, they will create benefits that last years. In effect, this means that current earnings are often understated for companies that spend wisely on R&D and marketing. The changes to the economy do not mean that book value is now meaningless. It is still a very relevant metric in certain industries—it just isn't as good of an indicator of earnings power as it used to be.

It may appear odd that, for most of history, stocks with lower trailing sales growth rates outperformed. Yet past growth rates were traditionally not very predicative of future growth rates and there was a strong tendency for reversion to the mean. This reversion to the mean was especially problematic for some of the fastest growing companies as investors would often extrapolate high growth rates and push stock valuations to extreme levels, only for the business fundamentals to disappoint. So what has changed? Revenue and earnings growth persistence have improved, especially among some of the largest technology companies whose earnings streams are protected by brand value, patents, technological leadership and network effect—all of which are much more durable advantages than simply having more fixed assets. On the flip side, several industries

(media and retail) have been hurt by the "new economy" and have experienced large value declines. As a result, over the past decade, the returns of the growth and value indexes have been nearly identical on an equal-weighted basis. Large technology stocks have clearly shifted the dynamics for growth investments.

Has this change caused us to drastically overhaul our approach to value investing? Not really. Oakmark has never solely used statistical factors to define value. Instead, we have always done extensive due diligence on each company to estimate intrinsic value. Our analysis has always tried to account for the value of both physical and intangible assets. We also strive to produce earnings and cash flow forecasts that best reflect economic reality, not GAAP accounting. This could mean adding back amortization of intangible assets, adjusting for abnormally high R&D or marketing spending, or valuing a money-losing or an under-earning asset separately. Once we are comfortable that we have estimated intrinsic value to the best of our abilities, we purchase only those securities trading substantially below that estimate. The result is that our analysts find value in a wide range of industries and companies, and the Equity and Income portfolio reflects this.

Quarter and Fiscal Year-to-Date Review

Against a strong market backdrop, the Fund gained 8.8% in the quarter, a modest outperformance, compared to 8.5% for the Lipper Balanced Fund Index9. This strong gain nearly offset a very weak first quarter of the Fund's fiscal year. As a result, the Fund's –1.3% return for the first six months of the fiscal year still trails the Lipper Index's 0.2% mark. But, since inception, Equity and Income's compounded annual rate of return stands at 9.8% versus the Index's 6.8%.

The biggest positive contributors this quarter were Mastercard, Philip Morris International, Bank of America, General Motors and Nestlé, while the biggest detractors were CVS Health, Qurate Retail and Qorvo. On both ends of the spectrum, company-specific factors, rather than any industry or macro themes, drove stock outcomes. For the past six months, General Motors, Nestlé, Diageo, Foot Locker and Philip Morris led, primarily due to healthy consumer trends. Laggards were CVS Health, National Oilwell Varco, Bank of America, Anadarko and Citigroup. The common denominator among these stocks was exposure to the energy and financial industries, which performed poorly at the end of calendar 2018.

See accompanying Disclosures and Endnotes on page 84.

Oakmark.com 15

Oakmark Equity and Income Fund  March 31, 2019

Portfolio Manager Commentary (continued)

Transaction Activity and Asset Allocation

The sole new addition to the portfolio was Booking Holdings, whereas the subtractions were Dover Corporation, Flex Ltd. and Qorvo.

Booking Holdings (formerly known as Priceline) is a pioneer and global leader in the online travel industry. We believe that Booking's strong brands, significant investment expenditures and scale advantages have given it a formidable network effect. Add to that the company's geographic exposures, revenue mix and superior online traffic conversion, and it is clear that Booking has one of the best operating models in the industry. Yet share prices fell after the company issued weaker than expected quarterly guidance due to rising macroeconomic pressures in Europe and the company's increased investment expenditures. Unlike investors focusing on the very short term, we believe Booking's investment spending will enable the company to exceed average market growth rates for the long term. Factoring in the company's net cash and investments, Booking's stock trades at a discount to the market's P/E ratio3, despite the company's superior growth outlook, above-average margin profile and high returns on incremental capital. Therefore, we find Booking stock an attractive investment opportunity.

Dover Corporation is a diversified manufacturer of industrial products. The Fund has owned Dover since 2011, and in that time, the business and the stock have performed reasonably well. The one area that has been disappointing is operating margin progression, which has trailed peers. To address this issue, the board hired respected industry veteran Richard Tobin as CEO. Tobin quickly initiated a significant cost-savings program that produced good early results and further long-term potential. As a result, the stock appreciated to near our estimate of fair value, so we sold our position.

Both Flex Ltd. and Qorvo were small positions for the Fund and their fundamentals fell short of our expectations. Although we still believe both companies are undervalued, we decided to recognize a tax loss and move the proceeds into Booking, which we believe is even more undervalued.

The Fund ended the quarter with an asset allocation of 61% invested in equities and 39% invested in fixed income. The fixed income portion of the Fund consists of 18% corporate bonds, 12% treasuries and treasury inflation protected securities, and 9% discount notes and commercial paper. We have increased the allocation to corporate bonds as they have become more attractive over the past several years due to rising interest rates and periodic spread widening versus treasuries. The duration of the Fund's fixed income securities has increased slightly, but is only a little more than two years. We still do not see enough reward potential in long dated fixed income securities.

As always, we thank our fellow shareholders for investing in the Equity and Income Fund, and we welcome your questions or comments.

See accompanying Disclosures and Endnotes on page 84.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 60.9%
FINANCIALS - 11.6%
BANKS - 7.2%
Bank of America Corp.	23,855	$658,157
Citigroup, Inc.	4,360	271,260
		929,417
DIVERSIFIED FINANCIALS - 3.4%
Ally Financial, Inc.	8,256	226,960
The Bank of New York Mellon Corp.	2,071	104,459
State Street Corp.	1,551	102,084
		433,503
INSURANCE - 1.0%
American International Group, Inc.	3,013	129,760
		1,492,680
CONSUMER DISCRETIONARY - 11.6%
AUTOMOBILES & COMPONENTS - 8.2%
General Motors Co.	17,782	659,722
BorgWarner, Inc.	5,652	217,078
Lear Corp.	1,316	178,653
		1,055,453
RETAILING - 2.4%
Foot Locker, Inc.	3,520	213,288
Booking Holdings, Inc. (a)	38	65,783
Qurate Retail, Inc. (a)	1,705	27,253
		306,324
CONSUMER DURABLES & APPAREL - 0.5%
Carter's, Inc.	664	66,955
CONSUMER SERVICES - 0.5%
MGM Resorts International	2,351	60,332
		1,489,064
INFORMATION TECHNOLOGY - 8.9%
SOFTWARE & SERVICES - 4.9%
Mastercard, Inc., Class A	1,920	452,064
Oracle Corp.	2,409	129,387
CoreLogic, Inc. (a)	1,293	48,177
		629,628
TECHNOLOGY HARDWARE & EQUIPMENT - 4.0%
TE Connectivity, Ltd.	6,264	505,794
		1,135,422
CONSUMER STAPLES - 8.3%
FOOD, BEVERAGE & TOBACCO - 8.3%
Nestlé SA (b)	4,522	431,066
Philip Morris International, Inc.	3,802	336,023
Diageo PLC (b)	1,834	300,126
		1,067,215
	Shares	Value
HEALTH CARE - 6.0%
HEALTH CARE EQUIPMENT & SERVICES - 5.1%
CVS Health Corp.	4,911	$264,869
UnitedHealth Group, Inc.	787	194,653
HCA Healthcare, Inc.	970	126,469
LivaNova PLC (a)	734	71,399
		657,390
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.9%
Regeneron Pharmaceuticals, Inc. (a)	271	111,319
		768,709
COMMUNICATION SERVICES - 5.2%
MEDIA & ENTERTAINMENT - 5.2%
Alphabet, Inc., Class C (a)	275	322,074
Charter Communications, Inc., Class A (a)	732	254,042
Comcast Corp., Class A	2,120	84,758
		660,874
INDUSTRIALS - 3.9%
CAPITAL GOODS - 3.0%
Johnson Controls International plc	3,895	143,870
Arconic, Inc.	6,123	117,015
Carlisle Cos., Inc.	718	88,066
WESCO International, Inc. (a)	682	36,131
		385,082
TRANSPORTATION - 0.9%
American Airlines Group, Inc.	3,565	113,229
		498,311
ENERGY - 3.3%
National Oilwell Varco, Inc.	6,352	169,204
Anadarko Petroleum Corp.	2,603	118,398
Apergy Corp. (a)	1,772	72,769
PDC Energy, Inc. (a)	1,531	62,289
		422,660
MATERIALS - 1.1%
Glencore PLC	35,440	146,762
REAL ESTATE - 1.0%
Gaming and Leisure Properties, Inc. REIT	1,833	70,684
The Howard Hughes Corp. (a)	576	63,354
		134,038
TOTAL COMMON STOCKS - 60.9% (COST $4,687,712)		7,815,735
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
GMAC Capital Trust I (c), 8.47% (3 mo. USD LIBOR + 5.785%),	498	12,955
TOTAL PREFERRED STOCKS - 0.1% (COST $13,007)		12,955

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Equity and Income Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 29.5%
CORPORATE BONDS - 17.6%
FINANCIALS - 4.5%
Ally Financial, Inc. 3.75%, due 11/18/19	$23,340	$23,398
American Express Credit Corp. 2.60%, due 09/14/20	2,945	2,940
American International Group, Inc. 3.30%, due 03/01/21	14,665	14,757
Aon Corp. 5.00%, due 09/30/20	14,745	15,247
Bank of America Corp. 2.151%, due 11/09/20	6,970	6,902
4.45%, due 03/03/26	5,000	5,211
Capital One NA 1.85%, due 09/13/19	39,255	39,077
Citigroup, Inc. 2.45%, due 01/10/20	19,910	19,866
3.40%, due 05/01/26	15,000	14,911
4.05%, due 07/30/22	13,338	13,736
CNO Financial Group, Inc. 4.50%, due 05/30/20	9,830	9,879
5.25%, due 05/30/25	5,895	6,101
Credit Suisse Group AG, 144A 7.50%(USD 5 Year Swap rate + 4.598%) (c) (d) (e)	30,000	31,723
6.25%(USD 5 Year Swap rate + 3.455%) (c) (d) (e)	7,000	6,979
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	25,064
3.80%, due 06/09/23	14,750	14,980
E*TRADE Financial Corp. 2.95%, due 08/24/22	6,965	6,949
3.80%, due 08/24/27	4,975	4,830
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	29,753
3.514%(3 mo. USD LIBOR + 0.61%), due 06/18/22 (c)	24,870	25,217
4.009%(3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	20,209
Moody's Corp. 4.50%, due 09/01/22	13,040	13,709
2.625%, due 01/15/23	12,201	12,023
5.50%, due 09/01/20	3,780	3,922
MSCI, Inc., 144A 5.25%, due 11/15/24 (d)	24,830	25,694
5.375%, due 05/15/27 (d)	6,965	7,365
4.75%, due 08/01/26 (d)	5,925	6,088
5.75%, due 08/15/25 (d)	2,950	3,097
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (d)	19,910	19,816
2.375%, due 11/21/21 (d)	6,970	6,902
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	4,937
S&P Global, Inc. 4.00%, due 06/15/25	17,150	18,047
2.95%, due 01/22/27	9,810	9,561
4.40%, due 02/15/26	1,970	2,118
3.30%, due 08/14/20	1,970	1,987
	Par Value	Value
The Charles Schwab Corp. 3.25%, due 05/21/21	$19,895	$20,145
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,390
3.20%, due 02/23/23	7,000	7,011
2.30%, due 12/13/19	6,970	6,947
4.515%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (c)	2,975	3,005
2.625%, due 04/25/21	2,000	1,992
2.875%, due 02/25/21	1,000	1,000
2.55%, due 10/23/19	980	979
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	14,950
3.974%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,741
Wells Fargo Bank NA 3.625%, due 10/22/21	10,000	10,187
2.15%, due 12/06/19	9,900	9,866
		572,208
CONSUMER DISCRETIONARY - 3.7%
Amazon.com, Inc. 3.15%, due 08/22/27	9,950	10,017
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	14,969
3.55%, due 03/15/28	9,950	9,903
2.75%, due 03/15/23	6,965	6,930
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	11,045
Boyd Gaming Corp. 6.00%, due 08/15/26	4,975	5,099
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (d)	25,870	24,916
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (d)	250	252
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 07/23/20	29,148	29,360
4.20%, due 03/15/28	9,950	9,873
4.50%, due 02/01/24	2,985	3,105
Dana, Inc. 6.00%, due 09/15/23	3,925	4,023
Delphi Technologies PLC, 144A 5.00%, due 10/01/25 (d)	7,901	6,957
Dollar Tree, Inc. 3.473% (3 mo. USD LIBOR + 0.700%), due 04/17/20 (c)	6,965	6,967
EMI Music Publishing Group North America Holdings, Inc., 144A 7.625%, due 06/15/24 (d)	4,910	5,205
Expedia Group, Inc. 5.00%, due 02/15/26	28,360	30,025
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	4,774
General Motors Co. 4.875%, due 10/02/23	41,400	43,054
General Motors Financial Co., Inc. 3.50%, due 07/10/19	4,975	4,984

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 29.5% (continued)
CORPORATE BONDS - 17.6% (continued)
Hyatt Hotels Corp. 4.375%, due 09/15/28	$7,960	$8,138
International Game Technology PLC, 144A
6.50%, due 02/15/25 (d)	19,600	20,384
6.25%, due 02/15/22 (d)	14,800	15,373
6.25%, due 01/15/27 (d)	200	205
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A
5.00%, due 06/01/24 (d)	1,000	1,020
5.25%, due 06/01/26 (d)	1,000	1,009
Lear Corp. 5.375%, due 03/15/24	20,457	21,023
5.25%, due 01/15/25	11,060	11,502
Lithia Motors, Inc., 144A 5.25%, due 08/01/25 (d)	1,990	2,000
Marriott International, Inc. 3.60%, due 04/15/24	6,960	7,020
4.00%, due 04/15/28	4,975	5,036
MGM Resorts International 5.75%, due 06/15/25	2,985	3,089
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (d)	9,950	9,676
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,173
5.375%, due 12/01/24	3,580	3,562
Sands China, Ltd. 5.40%, due 08/08/28	5,000	5,238
5.125%, due 08/08/25	3,000	3,127
4.60%, due 08/08/23	2,000	2,062
Scientific Games International, Inc., 144A 5.00%, due 10/15/25 (d)	19,910	19,512
Starbucks Corp. 3.80%, due 08/15/25	9,950	10,254
4.00%, due 11/15/28	2,985	3,119
Station Casinos LLC, 144A 5.00%, due 10/01/25 (d)	1,990	1,950
Tapestry, Inc. 3.00%, due 07/15/22	12,145	11,951
4.125%, due 07/15/27	4,975	4,753
Tempur Sealy International, Inc. 5.50%, due 06/15/26	3,125	3,127
The Gap, Inc. 5.95%, due 04/12/21	1,965	2,044
The William Carter Co., 144A 5.625%, due 03/15/27 (d)	1,750	1,809
Uber Technologies, Inc., 144A 8.00%, due 11/01/26 (d)	11,430	12,159
7.50%, due 11/01/23 (d)	10,000	10,425
Under Armour, Inc. 3.25%, due 06/15/26	12,565	11,465
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (d)	12,140	11,776
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,297
		472,736
	Par Value	Value
HEALTH CARE - 2.3%
Abbott Laboratories 2.90%, due 11/30/21	$16,625	$16,695
AbbVie, Inc. 3.75%, due 11/14/23	6,965	7,150
Becton Dickinson and Co. 2.675%, due 12/15/19	22,756	22,683
2.133%, due 06/06/19	11,828	11,812
3.30%, due 03/01/23	11,204	11,093
3.476%(3 mo. USD LIBOR + 0.875%), due 12/29/20 (c)	7,463	7,464
3.363%, due 06/06/24	2,985	2,985
2.894%, due 06/06/22	2,985	2,971
Centene Corp. 4.75%, due 05/15/22	20,084	20,435
CVS Health Corp. 4.00%, due 12/05/23	18,198	18,700
5.00%, due 12/01/24	6,880	7,331
4.75%, due 12/01/22	6,880	7,236
2.25%, due 08/12/19	2,884	2,877
Edwards Lifesciences Corp. 4.30%, due 06/15/28	6,965	7,305
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	4,948
HCA, Inc. 6.50%, due 02/15/20	9,895	10,183
5.00%, due 03/15/24	7,465	7,914
5.625%, due 09/01/28	2,985	3,157
4.25%, due 10/15/19	1,990	2,000
5.375%, due 09/01/26	500	527
IQVIA, Inc., 144A 5.00%, due 10/15/26 (d)	7,800	7,980
Johnson & Johnson 2.90%, due 01/15/28	9,955	9,900
McKesson Corp. 3.65%, due 11/30/20	19,890	20,130
3.95%, due 02/16/28	2,985	2,985
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,287
Thermo Fisher Scientific, Inc. 3.00%, due 04/15/23	1,970	1,970
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (d)	32,695	32,981
5.00%, due 06/01/26 (d)	12,805	13,013
Zimmer Biomet Holdings, Inc. 4.625%, due 11/30/19	10,345	10,456
3.375%(3 mo. USD LIBOR + 0.750%), due 03/19/21 (c)	4,975	4,958
3.15%, due 04/01/22	3,810	3,820
3.70%, due 03/19/23	2,985	3,012
		291,958
COMMUNICATION SERVICES - 1.8%
Comcast Corp. 3.45%, due 10/01/21	9,950	10,146
3.30%, due 10/01/20	9,950	10,044
3.95%, due 10/15/25	4,975	5,203
Discovery Communications LLC, 144A 2.80%, due 06/15/20 (d)	3,930	3,913

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Equity and Income Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 29.5% (continued)
CORPORATE BONDS - 17.6% (continued)
DISH DBS Corp. 5.00%, due 03/15/23	$9,940	$8,946
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	21,110
3.70%, due 03/01/21	14,740	14,979
Intelsat Jackson Holdings SA, 144A 8.00%, due 02/15/24 (d)	26,069	27,177
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (d)	14,935	15,028
5.375%, due 06/15/22 (d)	6,975	7,062
5.625%, due 03/15/26 (d)	4,975	5,137
Netflix, Inc. 4.875%, due 04/15/28	31,840	31,522
5.875%, due 02/15/25	11,940	12,903
5.375%, due 02/01/21	1,990	2,066
Netflix, Inc., 144A 5.875%, due 11/15/28 (d)	6,965	7,357
6.375%, due 05/15/29 (d)	2,985	3,227
Omnicom Group, Inc. / Omnicom Capital, Inc.
3.625%, due 05/01/22	30,425	30,970
6.25%, due 07/15/19	2,950	2,977
Tribune Media Co. 5.875%, due 07/15/22	1,000	1,021
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	14,745	14,929
		235,717
INDUSTRIALS - 1.6%
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	14,900	15,021
BAT Capital Corp. 2.297%, due 08/14/20	19,900	19,696
3.557%, due 08/15/27	6,965	6,594
Delta Air Lines, Inc. 3.40%, due 04/19/21	11,590	11,637
3.80%, due 04/19/23	9,425	9,524
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	13,714
4.00%, due 09/21/23	9,945	10,219
General Electric Co. 5.00% (3 mo. USD LIBOR + 3.330%) (c) (e)	12,430	11,610
Hilton Domestic Operating Co., Inc., 144A 5.125%, due 05/01/26 (d)	16,915	17,199
Southwest Airlines Co. 2.65%, due 11/05/20	12,148	12,129
Stanley Black & Decker, Inc. 4.25%, due 11/15/28	6,965	7,482
Union Pacific Corp. 3.75%, due 07/15/25	9,950	10,346
3.50%, due 06/08/23	6,965	7,140
3.20%, due 06/08/21	6,965	7,035
United Technologies Corp. 3.65%, due 08/16/23	4,975	5,107
3.95%, due 08/16/25	1,990	2,067
3.35%, due 08/16/21	1,990	2,017
	Par Value	Value
USG Corp., 144A 4.875%, due 06/01/27 (d)	$6,965	$7,039
Wabtec Corp. 3.911% (3 mo. USD LIBOR + 1.300%), due 09/15/21 (c)	4,975	4,969
Welbilt, Inc. 9.50%, due 02/15/24	4,915	5,302
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	13,846
5.375%, due 12/15/21	5,305	5,358
		205,051
INFORMATION TECHNOLOGY - 1.6%
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,649
3.75%, due 12/01/21	4,710	4,756
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	14,930	14,858
3.625%, due 01/15/24	9,955	9,929
2.375%, due 01/15/20	9,955	9,902
3.50%, due 01/15/28	4,975	4,571
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/23	19,243	19,652
5.00%, due 09/01/25	9,955	10,204
CommScope Finance LLC, 144A 6.00%, due 03/01/26 (d)	3,480	3,600
5.50%, due 03/01/24 (d)	3,480	3,559
CommScope, Inc., 144A 5.50%, due 06/15/24 (d)	23,854	23,355
5.00%, due 06/15/21 (d)	995	994
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (d)	14,725	15,696
4.42%, due 06/15/21 (d)	2,940	3,016
Itron, Inc., 144A 5.00%, due 01/15/26 (d)	11,035	10,856
Lam Research Corp. 2.75%, due 03/15/20	19,660	19,643
2.80%, due 06/15/21	4,910	4,911
Motorola Solutions, Inc. 3.75%, due 05/15/22	9,950	10,122
4.60%, due 02/23/28	2,985	3,009
Qorvo, Inc., 144A 5.50%, due 07/15/26 (d)	4,975	5,137
Symantec Corp., 144A 5.00%, due 04/15/25 (d)	1,000	1,002
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	9,936
2.35%, due 08/01/19	1,812	1,809
		199,166
REAL ESTATE - 1.1%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	26,735
4.875%, due 03/01/26	19,665	20,681

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 29.5% (continued)
CORPORATE BONDS - 17.6% (continued)
GLP Capital, LP / GLP Financing II, Inc. REIT 4.875%, due 11/01/20	$14,975	$15,260
5.375%, due 11/01/23	12,000	12,632
5.75%, due 06/01/28	4,975	5,342
5.25%, due 06/01/25	4,975	5,211
5.375%, due 04/15/26	3,925	4,101
4.375%, due 04/15/21	1,965	1,993
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	3,063
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	15,046	15,351
5.25%, due 01/15/26	9,835	10,291
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (d)	12,440	12,424
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,500
3.50%, due 02/01/25	900	900
		136,484
CONSUMER STAPLES - 0.6%
Diageo Capital PLC 3.875%, due 05/18/28	5,000	5,283
3.00%, due 05/18/20	5,000	5,021
3.50%, due 09/18/23	4,800	4,972
Kraft Heinz Foods Co., 144A 4.875%, due 02/15/25 (d)	6,260	6,401
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	14,807
3.00%, due 11/15/20	6,885	6,909
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (d)	8,585	8,368
1.625%, due 10/28/19 (d)	7,764	7,707
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (d)	2,000	1,945
5.50%, due 03/01/25 (d)	500	506
5.75%, due 03/01/27 (d)	500	502
Smithfield Foods, Inc., 144A 2.70%, due 01/31/20 (d)	6,420	6,375
3.35%, due 02/01/22 (d)	4,975	4,867
2.65%, due 10/03/21 (d)	3,980	3,826
4.25%, due 02/01/27 (d)	995	947
		78,436
ENERGY - 0.3%
Apergy Corp. 6.375%, due 05/01/26	16,119	16,321
Cenovus Energy, Inc. 5.70%, due 10/15/19	3,642	3,694
Oceaneering International, Inc. 4.65%, due 11/15/24	8,485	7,827
Schlumberger Holdings Corp., 144A 4.00%, due 12/21/25 (d)	9,830	10,134
Weatherford International LLC, 9.875%, due 03/01/25	9,950	7,040
		45,016
	Par Value	Value
MATERIALS - 0.1%
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (d)	$9,950	$9,797
3.875%, due 10/27/27 (d)	9,950	9,502
		19,299
Total Corporate Bonds (Cost $2,223,551)		2,256,071
GOVERNMENT AND AGENCY SECURITIES - 11.8%
U.S. GOVERNMENT NOTES - 11.7%
United States Treasury Bonds (TIPS) 1.25%, due 07/15/20 (f)	484,505	491,624
United States Treasury Notes 1.75%, due 10/31/20	223,550	221,454
2.375%, due 12/31/20	198,945	199,108
1.625%, due 04/30/19	99,000	98,934
1.375%, due 12/15/19	99,500	98,762
1.625%, due 07/31/20	99,485	98,486
2.00%, due 11/30/22	74,625	74,013
1.75%, due 03/31/22	74,645	73,589
2.125%, due 12/31/22	49,745	49,541
1.875%, due 11/30/21	49,785	49,297
1.50%, due 11/30/19	24,875	24,720
2.125%, due 01/31/21	24,570	24,487
		1,504,015
U.S. GOVERNMENT AGENCIES - 0.1%
Federal Farm Credit Bank, 1.68%, due 08/16/21	17,165	16,904
Total Government and Agency Securities (Cost $1,514,752)		1,520,919
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 5.50%, due 09/15/26 (Cost $14,521)	14,915	13,820
TOTAL FIXED INCOME - 29.5% (COST $3,752,824)		3,790,810
SHORT-TERM INVESTMENTS - 8.9%
GOVERNMENT AND AGENCY SECURITIES - 4.1%
Federal Home Loan Bank, 2.28%, due 04/01/19 (g)	125,000	125,000
Federal National Mortgage Association, 2.31%, due 04/01/19 (g)	400,000	400,000
Total Government and Agency Securities (Cost $525,000)		525,000
COMMERCIAL PAPER - 3.8%
Walgreens Boots, 2.67% - 3.29%, due 04/08/19 - 08/05/19 (g)	145,750	144,903
General Mills, Inc., 144A, 2.64% - 2.73%, due 04/01/19 - 04/23/19 (d) (g)	143,950	143,842

See accompanying Notes to Financial Statements.

Oakmark.com 21

Oakmark Equity and Income Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 8.9% (continued)
COMMERCIAL PAPER - 3.8% (continued)
Campbell Soup Co., 144A, 3.01% - 3.15%, due 04/01/19 - 07/18/19 (d) (g)	$102,750	$102,554
Kellogg Co., 144A, 2.64% - 2.68%, due 04/01/19 - 04/15/19 (d) (g)	95,950	95,902
Total Commercial Paper (Cost $487,200)		487,201
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 03/29/19 due 04/01/19, repurchase price $112,834, collateralized by a United States Treasury Note, 2.500% due 02/15/22, value plus accrued interest of $115,077 (Cost: $112,820)	112,820	112,820
CORPORATE BONDS - 0.1%
FINANCIALS - 0.1%
Reinsurance Group of America, Inc., 6.45%, due 11/15/19 (Cost $10,467)	10,257	10,474
TOTAL SHORT-TERM INVESTMENTS - 8.9% (COST $1,135,487)		1,135,495
TOTAL INVESTMENTS - 99.4% (COST $9,589,030)		12,754,995
Foreign Currencies - 0.0%(h)		0	(i)
Other Assets In Excess of Liabilities - 0.6%		71,034
NET ASSETS - 100.0%		$12,826,029

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of March 31, 2019.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These Securities may be resold, normally only to qualified institutional buyers.

(e)  Security is perpetual and has no stated maturity date.

(f)  Interest rate for this security is a stated rate. Interest payments are determined based on an inflation-adjusted principal amount.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

See accompanying Notes to Financial Statements.

22 OAKMARK FUNDS

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Oakmark.com 23

Oakmark Global Fund  March 31, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	12.59%	-6.37%	9.37%	3.42%	12.41%	9.55%	08/04/99
MSCI World Index	12.48%	4.01%	10.68%	6.78%	12.38%	4.73%
Lipper Global Fund Index[13]	11.51%	0.57%	9.91%	5.81%	11.29%	5.26%
Oakmark Global Fund (Advisor Class)	12.63%	-6.24%	N/A	N/A	N/A	8.08%	11/30/16
Oakmark Global Fund (Institutional Class)	12.63%	-6.20%	N/A	N/A	N/A	8.15%	11/30/16
Oakmark Global Fund (Service Class)	12.52%	-6.64%	9.07%	3.08%	12.03%	9.55%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Mastercard, Inc., Class A	4.8
Daimler AG	4.6
Alphabet, Inc., Class C	4.5
Bank of America Corp.	4.4
Credit Suisse Group AG	4.3
General Motors Co.	4.2
TE Connectivity, Ltd.	4.0
CNH Industrial N.V.	3.9
Bayer AG	3.7
Lloyds Banking Group PLC	3.7
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	43
Net Assets	$1.8 billion
Weighted Average Market Cap	$103.7 billion
Median Market Cap	$29.8 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.21%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	22.3
Consumer Discretionary	18.7
Information Technology	15.6
Communication Services	15.0
Industrials	13.8
Health Care	5.7
Materials	3.7
Energy	1.6
Consumer Staples	1.1
Short-Term Investments and Other	2.5
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.0
United States	46.0
Europe	42.2
United Kingdom	14.7
Germany*	14.1
Switzerland	10.9
Ireland*	2.5
Asia	5.4
Japan	3.7
% of Equity
Asia (cont'd)	5.4
Taiwan	1.2
India	0.5
Africa	2.8
South Africa	2.8
Australasia	2.0
Australia	2.0
Latin America	1.6
Mexico	1.6

*  Euro currency countries comprise 16.6% of equity investments.
See accompanying Disclosures and Endnotes on page 84.

24 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

From (Near) Worst to (Near) First in 90 days

In the prior quarter's letter, we discussed how the fundamental performance of the companies in the Global Fund was inconsistent with the decline in share prices. These sorts of opportunities don't tend to last long, but one never knows exactly when stock prices will begin to more accurately reflect business value. With virtually no change in the headlines, political climate or underlying business fundamentals, global stocks have recovered significantly from last quarter's decline. Over the last two quarters, we've seen a bottom fifth percentile return (Q4 2018) for the MSCI World Index12, followed by a top tenth percentile return (Q1 2019)14. Yet not much has changed fundamentally. Although such short-term, schizophrenic behavior is not unusual for stocks, it is quite difficult to predict. So we stay fully invested in stocks, focusing on quality businesses that sell for significant discounts to intrinsic value and are run by capable managers. Bill Nygren's letter explains the benefits of owning equities for decades (not quarters) and how maintaining an asset allocation profile that fits one's risk tolerance and rebalancing in a disciplined way greatly increases one's odds for success. We manage your global equity portfolio similarly. However, instead of rebalancing between different asset classes, we rebalance into the companies that present the best risk-adjusted values and we rebalance out of the companies where that valuation is less attractive, all while staying fully invested with the goal of maximizing long-term, after-tax returns.

Performance Discussion

The Global Fund gained 12.6% in the first calendar quarter of 2019, which roughly matched the MSCI World Index gain of 12.5%. Since inception, the Fund has returned 9.6% annually, compared to 4.7% for the MSCI World Index.

For the quarter, our holdings in the U.K., U.S. and South Africa contributed the most to returns, while Mexico and Australia detracted the most. Individually, Mastercard (U.S.), Lloyds Banking Group (U.K.) and Travis Perkins (U.K.) were the largest contributors to performance. After our in-depth discussion of Lloyds in last quarter's letter, we were gratified but not surprised that it was a significant contributor this quarter. The largest detractors were Bayer (Germany), Grupo Televisa (Mexico) and Incitec Pivot (Australia). While we are disappointed with the recent legal judgements related to the herbicide Roundup, Bayer's share price fell well in excess of our estimated liability, and given that the company had already been trading at an attractive price, we added to our Bayer holdings during the quarter.

Portfolio Activity

We initiated one new position in the quarter, Booking Holdings (U.S.), and sold Multichoice Group (South Africa), which was spun out of Naspers, to pursue more attractive opportunities.

Booking Holdings (formerly known as Priceline) is a pioneer and global leader in the online travel industry. The company's strong brands, significant investment expenditures and scale advantages have given it a formidable network effect. Add to that the company's geographic exposures, revenue mix and superior online traffic conversion, and it is clear that Booking has one of the best operating models in the industry. Yet the share price fell after the company issued weaker than expected quarterly guidance due to rising macroeconomic pressures in Europe and the company's increased investment expenditures. Booking has been investing heavily in alternative accommodations, payments, business travel and other ancillary businesses, and we believe this approach will further enhance the company's competitive position and allow it to exceed market growth rates over the long term. The company's highly regarded management team also has a long history of growing per share business value. We expect Booking to repurchase nearly 10% of its total share base over the two-year period, ending at the close of 2019, and that it will grow earnings at above-average rates while maintaining its pristine balance sheet. On our one-year forward estimate, Booking trades at a discount to the market's P/E ratio3 (excluding its net cash and investments), despite a superior growth outlook and well above-average return profile, which should earn it a premium valuation.

Currency Hedges

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. As of quarter end, we found only the Swiss franc to be overvalued and have hedged approximately 18% of the Fund's franc exposure.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

See accompanying Disclosures and Endnotes on page 84.

Oakmark.com 25

Oakmark Global Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.5%
FINANCIALS - 22.3%
BANKS - 11.9%
Bank of America Corp. (United States)	2,936	$81,010
Lloyds Banking Group PLC (United Kingdom)	83,833	67,849
Citigroup, Inc. (United States)	986	61,318
Axis Bank, Ltd. (India) (a)	775	8,699
		218,876
DIVERSIFIED FINANCIALS - 7.4%
Credit Suisse Group AG (Switzerland)	6,750	78,669
Julius Baer Group, Ltd. (Switzerland)	1,448	58,494
		137,163
INSURANCE - 3.0%
Allianz SE (Germany)	250	55,633
		411,672
CONSUMER DISCRETIONARY - 18.7%
AUTOMOBILES & COMPONENTS - 13.0%
Daimler AG (Germany)	1,455	85,297
General Motors Co. (United States)	2,098	77,847
Continental AG (Germany)	290	43,626
Toyota Motor Corp. (Japan)	586	34,294
		241,064
RETAILING - 3.4%
Naspers, Ltd. (South Africa)	215	49,731
Booking Holdings, Inc. (United States) (a)	7	12,851
		62,582
CONSUMER DURABLES & APPAREL - 2.3%
Cie Financiere Richemont SA (Switzerland)	373	27,173
Under Armour, Inc., Class C (United States) (a)	825	15,577
		42,750
		346,396
INFORMATION TECHNOLOGY - 15.6%
SOFTWARE & SERVICES - 8.6%
Mastercard, Inc., Class A (United States)	378	89,000
Oracle Corp. (United States)	946	50,783
CoreLogic, Inc. (United States) (a)	524	19,517
		159,300
TECHNOLOGY HARDWARE & EQUIPMENT - 5.8%
TE Connectivity, Ltd. (United States)	921	74,371
Hirose Electric Co., Ltd. (Japan)	316	33,170
		107,541
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,644	21,061
		287,902
	Shares	Value
COMMUNICATION SERVICES - 15.0%
MEDIA & ENTERTAINMENT - 15.0%
Alphabet, Inc., Class C (United States) (a)	71	$83,732
The Interpublic Group of Cos., Inc. (United States)	1,772	37,225
Liberty Broadband Corp., Class C (United States) (a)	344	31,595
Liberty Global PLC, Class A (United Kingdom) (a)	1,229	30,634
Grupo Televisa SAB (Mexico) (b)	2,657	29,384
Liberty Global PLC, Class C (United Kingdom) (a)	1,196	28,962
Live Nation Entertainment, Inc. (United States) (a)	376	23,893
Charter Communications, Inc., Class A (United States) (a)	35	12,073
		277,498
INDUSTRIALS - 13.8%
CAPITAL GOODS - 10.1%
CNH Industrial N.V. (United Kingdom)	7,037	71,553
Travis Perkins PLC (United Kingdom)	2,571	45,916
Arconic, Inc. (United States)	1,746	33,360
Johnson Controls International plc (United States)	567	20,930
USG Corp. (United States)	340	14,706
		186,465
TRANSPORTATION - 3.7%
Ryanair Holdings PLC (Ireland) (a) (b)	595	44,552
Southwest Airlines Co. (United States)	463	24,044
		68,596
		255,061
HEALTH CARE - 5.7%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.8%
Bayer AG (Germany)	1,072	69,258
HEALTH CARE EQUIPMENT & SERVICES - 1.9%
Tenet Healthcare Corp. (United States) (a)	1,218	35,134
		104,392
MATERIALS - 3.7%
Incitec Pivot, Ltd. (Australia)	16,104	35,677
LafargeHolcim, Ltd. (Switzerland)	650	32,112
		67,789
ENERGY - 1.6%
National Oilwell Varco, Inc. (United States)	1,129	30,079

See accompanying Notes to Financial Statements.

26 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.5% (continued)
CONSUMER STAPLES - 1.1%
HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
Reckitt Benckiser Group PLC (United Kingdom)	139	$11,554
FOOD, BEVERAGE & TOBACCO - 0.5%
Diageo PLC (United Kingdom)	234	9,568
		21,122
TOTAL COMMON STOCKS - 97.5% (COST $1,518,660)		1,801,911
	Par Value	Value
SHORT-TERM INVESTMENT - 1.3%
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 03/29/19 due 04/01/19, repurchase price $24,423, collateralized by a United States Treasury Note, 2.500% due 02/15/22, value plus accrued interest of $24,909 (Cost: $24,420)	$24,420	24,420
TOTAL SHORT-TERM INVESTMENTS - 1.3% (COST $24,420)		24,420
TOTAL INVESTMENTS - 98.8% (COST $1,543,080)		1,826,331
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 1.2%		21,764
TOTAL NET ASSETS - 100.0%		$1,848,095

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 27

Oakmark Global Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	6,779	$7,053	06/19/19	$6,859	$(194)
				$6,859	$(194)
Foreign Currency Sold:
Swiss Franc	42,233	$44,701	06/19/19	$42,736	$1,965
				$42,736	$1,965

See accompanying Notes to Financial Statements.

28 OAKMARK FUNDS

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Oakmark.com 29

Oakmark Global Select Fund  March 31, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	12.72%	-8.13%	7.15%	4.02%	13.15%	7.15%	10/02/06
MSCI World Index	12.48%	4.01%	10.68%	6.78%	12.38%	5.62%
Lipper Global Fund Index[13]	11.51%	0.57%	9.91%	5.81%	11.29%	5.31%
Oakmark Global Select Fund (Advisor Class)	12.80%	-7.98%	N/A	N/A	N/A	4.48%	11/30/16
Oakmark Global Select Fund (Institutional Class)	12.72%	-7.98%	N/A	N/A	N/A	4.51%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Alphabet, Inc., Class C	8.1
Daimler AG	7.5
CNH Industrial N.V.	7.0
Lloyds Banking Group PLC	6.8
Bank of America Corp.	6.3
TE Connectivity, Ltd.	5.8
Credit Suisse Group AG	5.6
Charter Communications, Inc., Class A	5.4
Citigroup, Inc.	5.3
Fiat Chrysler Automobiles N.V.	5.2
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	22
Net Assets	$1.9 billion
Weighted Average Market Cap	$140.3 billion
Median Market Cap	$58.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.19%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	30.6
Consumer Discretionary	16.4
Communication Services	13.8
Information Technology	11.8
Industrials	11.7
Materials	4.2
Consumer Staples	4.1
Energy	3.8
Short-Term Investments and Other	3.6
GEOGRAPHIC ALLOCATION
% of Equity
Europe	48.7
United Kingdom	24.0
Switzerland	16.9
Germany*	7.8
% of Equity
North America	45.1
United States	45.1
Asia	6.2
Taiwan	3.1
South Korea	3.1

*  Euro currency countries comprise 7.8% of equity investments.

See accompanying Disclosures and Endnotes on page 84.

30 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2019

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 12.7% for the quarter ended March 31, 2019, slightly outperforming the MSCI World Index12, which returned 12.5%. Importantly, the Fund has returned an average of 7.2% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5.6% over the same period.

Lloyds Banking Group, the dominant retail bank in the U.K., was the top contributor for the quarter, returning 23%. During the quarter, Lloyds announced underlying 2018 fiscal-year results that were largely in line with our expectations. The group also announced a new GBP 1.75 billion share repurchase program for 2019, which was larger than expected and an increase from its GBP 1 billion of repurchases in 2018. Additionally, Lloyds has guided for 14-15% return on tangible equity and promised further operating expenditure reductions for 2019. While the U.K.'s decision to withdraw from the European Union has caused an outsized share price decline in previous periods, we believe the most recent results and share price gains support our investment thesis and believe that the bank's intrinsic value remains largely intact.

Another large contributor for the quarter was Apache, a U.S.-based oil and gas exploration and production company. The company reported great results during the quarter, in our opinion, and it is growing production more than expected, despite spending less on capital expenditures than had been forecast. This is a great combination of factors for a company in the energy space, which is notorious for capital inefficiency, and it should lead to excellent cash flows over time. Additionally, management announced plans to repurchase 2.5% of shares and return at least 50% of free cash flow and asset sale proceeds to shareholders going forward. Despite the stock's rally, we still believe it remains quite inexpensive.

During the quarter, we sold our investment in WPP, a U.K.-based marketing and advertising company, and used the proceeds to buy Samsung Electronics, South Korea's top electronics company and a world leader in manufacturing semiconductors. We believe Samsung provides a better risk-return profile for our shareholders. We also sold our shares of Wabtec, a U.S.-based transportation and logistics company, which we received as part of a corporate action related to our holding of General Electric. Samsung and Wabtec were owned for brief periods during the quarter and detracted slightly from performance. No other holdings detracted from performance for the quarter.

Geographically, 48.7% of the Fund's holdings were allocated to equities in Europe and the U.K., while approximately 45.1% were invested in U.S. companies and 6.2% in Asian equities.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 19% of the Swiss franc exposure was hedged at quarter end.

We thank you, our shareholders, for your continued support and confidence.

See accompanying Disclosures and Endnotes on page 84.

Oakmark.com 31

Oakmark Global Select Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.4%
FINANCIALS - 30.6%
BANKS - 18.4%
Lloyds Banking Group PLC (United Kingdom)	164,451	$133,097
Bank of America Corp. (United States)	4,444	122,610
Citigroup, Inc. (United States)	1,643	102,209
		357,916
INSURANCE - 6.6%
American International Group, Inc. (United States)	1,686	72,590
Willis Towers Watson PLC (United States)	314	55,172
		127,762
DIVERSIFIED FINANCIALS - 5.6%
Credit Suisse Group AG (Switzerland)	9,423	109,819
		595,497
CONSUMER DISCRETIONARY - 16.4%
AUTOMOBILES & COMPONENTS - 12.6%
Daimler AG (Germany)	2,478	145,233
Fiat Chrysler Automobiles N.V. (United Kingdom) (a)	6,799	100,958
		246,191
CONSUMER DURABLES & APPAREL - 3.8%
Cie Financiere Richemont SA (Switzerland)	1,006	73,260
		319,451
COMMUNICATION SERVICES - 13.8%
MEDIA & ENTERTAINMENT - 13.8%
Alphabet, Inc., Class C (United States) (a)	134	156,690
Charter Communications, Inc., Class A (United States) (a)	304	105,495
Alphabet, Inc., Class A (United States) (a)	5	5,730
		267,915
INFORMATION TECHNOLOGY - 11.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 8.8%
TE Connectivity, Ltd. (United States)	1,403	113,284
Samsung Electronics Co., Ltd. (South Korea)	1,454	57,175
		170,459
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	7,341	58,474
		228,933
INDUSTRIALS - 11.7%
CAPITAL GOODS - 9.0%
CNH Industrial N.V. (United Kingdom)	13,442	136,673
General Electric Co. (United States)	3,851	38,473
		175,146
TRANSPORTATION - 2.7%
Kuehne + Nagel International AG (Switzerland)	379	52,047
		227,193
	Shares	Value
MATERIALS - 4.2%
LafargeHolcim, Ltd. (Switzerland)	1,671	$82,546
CONSUMER STAPLES - 4.1%
HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
Reckitt Benckiser Group PLC (United Kingdom)	600	49,882
FOOD, BEVERAGE & TOBACCO - 1.5%
Diageo PLC (United Kingdom)	712	29,096
		78,978
ENERGY - 3.8%
Apache Corp. (United States)	2,134	73,968
TOTAL COMMON STOCKS - 96.4% (COST $1,685,237)		1,874,481
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.3%
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 03/29/19 due 04/01/19, repurchase price $38,680, collateralized by a United States Treasury Note, 2.500% due 02/15/22, value plus accrued interest of $39,450 (Cost: $38,675)	$38,675	38,675
GOVERNMENT AND AGENCY SECURITIES - 1.3%
Federal Home Loan Bank, 2.28%, due 04/01/19 (b) (Cost $25,000)	25,000	25,000
TOTAL SHORT-TERM INVESTMENTS - 3.3% (COST $63,675)		63,675
TOTAL INVESTMENTS - 99.7% (COST $1,748,912)		1,938,156
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.3%		6,271
TOTAL NET ASSETS - 100.0%		$1,944,427

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

32 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	18,760	$19,520	06/19/19	$18,984	$(536)
				$18,984	$(536)
Foreign Currency Sold:
Swiss Franc	79,725	$84,384	06/19/19	$80,675	$3,709
				$80,675	$3,709

See accompanying Notes to Financial Statements.

Oakmark.com 33

Oakmark International Fund  March 31, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	9.04%	-14.13%	6.40%	1.08%	11.83%	9.14%	09/30/92
MSCI World ex U.S. Index	10.45%	-3.14%	7.29%	2.20%	8.82%	5.84%
MSCI EAFE Index[16]	9.98%	-3.71%	7.27%	2.33%	8.96%	5.70%
Lipper International Fund Index[17]	10.62%	-5.20%	7.20%	2.67%	9.32%	6.63%
Oakmark International Fund (Advisor Class)	9.10%	-14.00%	N/A	N/A	N/A	5.13%	11/30/16
Oakmark International Fund (Institutional Class)	9.10%	-13.97%	N/A	N/A	N/A	5.17%	11/30/16
Oakmark International Fund (Service Class)	8.98%	-14.34%	6.09%	0.76%	11.46%	7.23%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
BNP Paribas SA	4.2
Daimler AG	3.7
Credit Suisse Group AG	3.5
Intesa Sanpaolo SPA	3.4
Hennes & Mauritz AB (H&M)	3.3
CNH Industrial N.V.	3.0
Lloyds Banking Group PLC	2.9
Continental AG	2.9
Bayer AG	2.9
Bayerische Motoren Werke AG	2.8
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	61
Net Assets	$34.3 billion
Weighted Average Market Cap	$43.9 billion
Median Market Cap	$22.6 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.01%
Net Expense Ratio - Investor Class (as of 09/30/18)*†	0.96%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 27, 2020.

SECTOR ALLOCATION	% of Net Assets
Financials	25.3
Consumer Discretionary	21.4
Industrials	18.9
Communication Services	8.8
Materials	7.7
Information Technology	4.8
Health Care	3.7
Consumer Staples	2.8
Energy	1.4
Short-Term Investments and Other	5.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	79.2
United Kingdom	21.3
Germany*	17.0
Switzerland	11.8
France*	11.6
Sweden	6.9
Netherlands*	4.6
Italy*	3.6
Ireland*	2.4
Asia	12.6
Japan	5.2
South Korea	3.0
Indonesia	1.3
% of Equity
Asia (cont'd)	12.6
Taiwan	1.3
China	1.2
India	0.6
North America	3.0
Canada	1.7
United States	1.3
Africa	2.2
South Africa	2.2
Australasia	2.1
Australia	2.1
Latin America	0.9
Mexico	0.9

*  Euro currency countries comprise 39.2% of equity investments.

See accompanying Disclosures and Endnotes on page 84.

34 OAKMARK FUNDS

Oakmark International Fund  March 31, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 9.0% for the quarter ended March 31, 2019, underperforming the MSCI World ex U.S. Index15, which returned 10.5% over the same period. However, the Fund has returned an average of 9.1% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 5.8% per year over the same period.

Lloyds Banking Group, the dominant retail bank in the U.K., was the top contributor for the quarter, returning 23%. During the quarter, Lloyds announced underlying 2018 fiscal-year results that were largely in line with our expectations. The group also announced a new GBP 1.75 billion share repurchase program for 2019, which was larger than expected and an increase from its GBP 1 billion of repurchases in 2018. Additionally, Lloyds has guided for 14-15% return on tangible equity and promised further operating expenditure reductions for 2019. While the U.K.'s decision to withdraw from the European Union has caused an outsized share price decline in previous periods, we believe the most recent results and share price gains support our investment thesis and believe that the bank's intrinsic value remains largely intact.

The largest detractor for the quarter, thyssenkrupp, a German-based industrials conglomerate, returned –19%. As we had expected, thyssenkrupp reported weak first-quarter results due to reduced demand from the auto industry, raw material pressure and operational issues. EBIT18 was flat to down in all divisions, but management has maintained guidance that calls for a meaningful increase year over year. As reported last year, the board recommended to split the company in two: thyssenkrupp industrials and thyssenkrupp materials. During the quarter, the company announced further details on the split, which will target improved efficiency and simplification. The new companies will give full profit and loss responsibility to the business and consolidate central functions. The goal is to reduce selling, general and administrative (SG&A) costs by roughly €80 million. We view this incremental detail positively. Although the most recent quarter's results were disappointing, we have confidence that management has a solid plan to improve operations and simplify the business, and we believe the company is trading at a significant discount to our estimate of intrinsic value.

During the quarter, we sold our holdings in Ctrip.com and Pernod Ricard as they approached our estimate of fair value. We also sold our shares of MultiChoice Group, which we received as part of a corporate action related to our holding of Naspers. During the quarter, we initiated a position in Rolls Royce, a U.K.-based gas turbine engine manufacturer.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 20% of the Swiss franc exposure was hedged at quarter end.

Geographically, we ended the quarter with approximately 79.2% of our holdings in Europe and the U.K., 12.6% in Asia, and 2.1% in Australasia. The remaining positions are 2.2% in South Africa, 1.7% in North America (Canada) and 0.9% in Latin America (Mexico).

We continue to focus on finding attractive, undervalued international companies with management teams focused on building shareholder value. We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 84.

Oakmark.com 35

Oakmark International Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.8%
FINANCIALS - 25.3%
BANKS - 14.1%
BNP Paribas SA (France)	30,428	$1,454,407
Intesa Sanpaolo SPA (Italy)	477,550	1,162,986
Lloyds Banking Group PLC (United Kingdom)	1,242,487	1,005,597
Royal Bank of Scotland Group PLC (United Kingdom)	185,150	595,638
Bank Mandiri Persero Tbk PT (Indonesia)	841,771	440,393
Axis Bank, Ltd. (India) (a)	16,433	184,380
		4,843,401
DIVERSIFIED FINANCIALS - 7.6%
Credit Suisse Group AG (Switzerland)	103,073	1,201,266
EXOR N.V. (Netherlands) (b)	11,950	776,119
Schroders PLC (United Kingdom)	11,263	396,362
AMP, Ltd. (Australia) (b)	144,380	215,286
Schroders PLC, Non-Voting (United Kingdom)	31	876
		2,589,909
INSURANCE - 3.6%
Allianz SE (Germany)	3,761	836,423
Willis Towers Watson PLC (United States)	2,266	398,062
		1,234,485
		8,667,795
CONSUMER DISCRETIONARY - 21.4%
AUTOMOBILES & COMPONENTS - 12.7%
Daimler AG (Germany)	21,362	1,252,053
Continental AG (Germany)	6,553	986,406
Bayerische Motoren Werke AG (Germany)	12,461	961,020
Toyota Motor Corp. (Japan)	10,127	592,733
Valeo SA (France) (b)	18,729	543,092
		4,335,304
RETAILING - 5.4%
Hennes & Mauritz AB (H&M) - Class B (Sweden)	67,866	1,131,423
Naspers, Ltd. (South Africa)	3,137	724,451
		1,855,874
CONSUMER SERVICES - 1.8%
Accor SA (France) (b)	15,346	621,591
CONSUMER DURABLES & APPAREL - 1.5%
Cie Financiere Richemont SA (Switzerland)	7,020	511,423
		7,324,192
	Shares	Value
INDUSTRIALS - 18.9%
CAPITAL GOODS - 13.3%
CNH Industrial N.V. (United Kingdom) (b)	101,203	$1,028,986
Volvo AB, Class B (Sweden)	43,474	673,337
Komatsu, Ltd. (Japan)	27,941	648,029
Ashtead Group PLC (United Kingdom) (b)	24,751	597,182
SKF AB, Class B (Sweden) (b) (c)	26,156	434,379
Ferguson PLC (United Kingdom)	6,542	416,160
Rolls-Royce Holdings PLC (United Kingdom) (a)	29,338	345,121
Smiths Group PLC (United Kingdom)	16,717	312,436
Meggitt PLC (United Kingdom)	15,855	103,827
		4,559,457
TRANSPORTATION - 3.4%
Ryanair Holdings PLC (Ireland) (a) (d)	10,291	771,233
Kuehne + Nagel International AG (Switzerland)	2,834	388,792
		1,160,025
COMMERCIAL & PROFESSIONAL SERVICES - 2.2%
Bureau Veritas SA (France)	13,934	326,676
G4S PLC (United Kingdom) (b)	98,393	235,159
Experian PLC (United Kingdom)	3,828	103,646
Brambles, Ltd. (Australia)	9,611	80,252
		745,733
		6,465,215
COMMUNICATION SERVICES - 8.8%
MEDIA & ENTERTAINMENT - 8.8%
Publicis Groupe SA (France)	11,539	617,814
WPP PLC (United Kingdom)	49,673	524,562
NAVER Corp. (South Korea)	4,062	443,750
Liberty Global PLC, Class C (United Kingdom) (a)	17,636	426,976
Baidu, Inc. (China) (a) (d)	2,304	379,779
Liberty Global PLC, Class A (United Kingdom) (a)	13,514	336,759
Grupo Televisa SAB (Mexico) (d)	27,033	298,985
		3,028,625
MATERIALS - 7.7%
Glencore PLC (Switzerland)	229,949	952,252
LafargeHolcim, Ltd. (Switzerland)	12,435	614,310
thyssenkrupp AG (Germany) (b)	36,646	503,362
Orica, Ltd. (Australia) (b)	30,684	384,110
Akzo Nobel N.V. (Netherlands)	2,186	193,717
		2,647,751

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

Oakmark International Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)
INFORMATION TECHNOLOGY - 4.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
ASML Holding N.V. (Netherlands)	2,804	$525,971
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	51,616	411,146
		937,117
TECHNOLOGY HARDWARE & EQUIPMENT - 2.0%
Samsung Electronics Co., Ltd. (South Korea)	13,285	522,573
Omron Corp. (Japan)	3,719	173,806
		696,379
		1,633,496
HEALTH CARE - 3.7%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.9%
Bayer AG (Germany)	15,225	983,754
HEALTH CARE EQUIPMENT & SERVICES - 0.8%
Olympus Corp. (Japan)	26,929	292,053
		1,275,807
CONSUMER STAPLES - 2.8%
FOOD, BEVERAGE & TOBACCO - 1.6%
Danone SA (France)	2,555	196,880
Nestlé SA (Switzerland)	1,949	185,728
Diageo PLC (United Kingdom)	3,719	152,007
		534,615
HOUSEHOLD & PERSONAL PRODUCTS - 1.0%
Reckitt Benckiser Group PLC (United Kingdom)	4,261	354,176
FOOD & STAPLES RETAILING - 0.2%
Alimentation Couche-Tard, Inc., Class B (Canada)	1,508	88,831
		977,622
ENERGY - 1.4%
Cenovus Energy, Inc. (Canada)	53,879	467,693
TOTAL COMMON STOCKS - 94.8% (COST $35,123,768)		32,488,196
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.4%
GOVERNMENT AND AGENCY SECURITIES - 3.4%
Federal National Mortgage Association, 2.31%, due 04/01/19 (e)	$800,000	800,000
Federal Home Loan Bank, 2.28%, due 04/01/19 (e)	350,000	350,000
Total Government and Agency Securities (Cost $1,150,000)		1,150,000
	Par Value	Value
COMMERCIAL PAPER - 0.7%
General Mills, Inc., 144A, 2.63% - 2.73%, due 04/01/19 - 04/22/19 (e) (f)	$179,000	$178,913
Schlumberger Holdings Corp., 144A, 2.96%, due 04/15/19 (e) (f)	41,000	40,954
Walgreens Boots, 2.89%, due 06/11/19 (e)	25,000	24,855
Total Commercial Paper - 0.7% (Cost $244,728)		244,722
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 03/29/19 due 04/01/19, repurchase price $100,096, collateralized by a United States Treasury Note, 2.500% due 02/15/22, value plus accrued interest of $102,089 (Cost: $100,083)	100,083	100,083
TOTAL SHORT-TERM INVESTMENTS - 4.4% (COST $1,494,811)		1,494,805
TOTAL INVESTMENTS - 99.2% (COST $36,618,579)		33,983,001
Foreign Currencies (Cost $5,018) - 0.0% (g)		5,015
Other Assets In Excess of Liabilities - 0.8%		284,364
TOTAL NET ASSETS - 100.0%		$34,272,380

(a)  Non-income producing security

(b)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(c)  A portion of the security out on loan.

(d)  Sponsored American Depositary Receipt

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These Securities may be resold, normally only to qualified institutional buyers.

(g)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

Oakmark.com 37

Oakmark International Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Swiss Franc	277,588	$285,363	06/19/19	$280,896	$(4,467)
				$280,896	$(4,467)
Foreign Currency Sold:
Swiss Franc	847,435	$895,556	06/19/19	$857,533	$38,023
				$857,533	$38,023

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country, or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2018	Value March 31, 2019	Percent of Net Assets
Accor SA	15,346	$263,402	$0	$0	$(120,027)	$0	$478,216	$621,591	1.8%
AMP, Ltd. (a)	144,380	4,280	11,921	(7,797)	(114,707)	4,280	345,431	215,286	0.6%
Ashtead Group PLC	24,751	257,695	115,298	(567)	(128,779)	2,207	584,132	597,182	1.7%
CNH Industrial N.V.	101,203	0	118,887	(24,343)	(180,109)	0	1,352,325	1,028,986	3.0%
EXOR N.V. (a)	11,950	0	117,291	(8,948)	(31,035)	0	933,393	776,119	2.3%
G4S PLC	98,393	8,004	21,296	(8,450)	(70,562)	0	327,463	235,159	0.7%
Orica, Ltd.	30,684	0	90,454	(56,129)	63,874	8,604	466,819	384,110	1.1%
SKF AB, Class B	26,156	0	34,028	(11,188)	(76,321)	16,920	555,916	434,379	1.3%
thyssenkrupp AG	36,646	549,605	0	0	(286,623)	5,881	240,380	503,362	1.5%
Valeo SA	18,729	113,625	0	0	(231,471)	0	660,938	543,092	1.6%
TOTAL	508,238	$1,196,611	$509,175	$(117,422)	$(1,175,760)	$37,892	$5,945,013	$5,339,266	15.6%

(a)  Due to transactions during the period ended March 31, 2019, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

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Oakmark.com 39

Oakmark International Small Cap Fund  March 31, 2019

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/08 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/19)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	13.00%	-10.80%	5.32%	0.98%	12.16%	8.66%	11/01/95
MSCI World ex U.S. Small Cap Index	10.93%	-8.66%	7.28%	3.69%	12.25%	N/A
MSCI World ex U.S. Index[15]	10.45%	-3.14%	7.29%	2.20%	8.82%	5.06%
Lipper International Small Cap Fund Index[20]	11.26%	-10.08%	6.64%	3.33%	12.51%	N/A
Oakmark International Small Cap Fund (Advisor Class)	12.99%	-10.75%	N/A	N/A	N/A	5.09%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	12.94%	-10.61%	N/A	N/A	N/A	5.21%	11/30/16
Oakmark International Small Cap Fund (Service Class)	12.90%	-11.02%	5.00%	0.70%	11.83%	8.54%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[6]	% of Net Assets
Azimut Holding SPA	3.5
Konecranes OYJ	3.5
Julius Baer Group, Ltd.	3.1
BNK Financial Group, Inc.	3.0
Duerr AG	2.8
Sugi Holdings Co., Ltd.	2.7
Mitie Group PLC	2.7
Element Fleet Management Corp.	2.7
Controladora Vuela Cia de Aviacion SAB de CV	2.6
Travis Perkins PLC	2.6
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	61
Net Assets	$1.4 billion
Weighted Average Market Cap	$3.3 billion
Median Market Cap	$2.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/18)*	1.36%
Net Expense Ratio - Investor Class (as of 09/30/18)*	1.36%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	38.4
Financials	17.5
Communication Services	8.9
Consumer Discretionary	7.5
Health Care	6.1
Consumer Staples	5.8
Information Technology	5.8
Materials	4.0
Real Estate	1.8
Short-Term Investments and Other	4.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	69.1
United Kingdom	23.1
Switzerland	10.4
Italy*	6.6
Finland*	6.0
Netherlands*	3.7
France*	3.7
Germany*	3.0
Denmark	2.6
Belgium*	2.3
Sweden	2.3
Norway	2.1
Spain*	1.6
Portugal*	1.0
Greece*	0.7
% of Equity
Asia	14.4
South Korea	5.3
Japan	5.0
Indonesia	3.3
India	0.8
Australasia	8.0
Australia	6.2
New Zealand	1.8
Latin America	5.1
Mexico	4.6
Brazil	0.5
North America	3.4
Canada	3.4

*  Euro currency countries comprise 28.6% of equity investments.

See accompanying Disclosures and Endnotes on page 84.

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2019

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

For the quarter ended March 31, 2019, the Oakmark International Small Cap Fund returned 13%, comparing favorably to the MSCI World ex U.S. Small Cap Index19, which returned 10.9% for the same period. Since the Fund's inception in November 1995, it has returned an average of 8.7% per year.

The largest contributor to performance in the Fund this quarter was Azimut Holding, which was the largest detractor in the fourth quarter of 2018 and was discussed in our last Fund report. Azimut is an Italian asset management company, based in Milan, with increasingly significant international operations in 16 countries. The company operates an integrated distribution and investment management model, aimed primarily at private clients. In January, Azimut announced a change to its fee structure that will lead to higher recurring fees and lower performance fees, and the new calculation of its performance fees will be more consistent with market practice. We view this change favorably as it will reduce the volatility of the business model. In addition, the company reported 2018 financial results that were in line with estimates and management expressed confidence in achieving its business plan target of €300 million of net profit in 2019. This result, if achieved, would be well ahead of market estimates. Along with the release, the company announced a €1.50 per share dividend. This significantly exceeded estimates and amounted to a nearly 12% yield at the time of announcement, which we believe reflects the company's strong balance sheet and cash flow generation. We continue to be impressed with the shareholder-friendly orientation of management and the fact that management and employees own over 20% of the company's stock.

The largest detractor from performance for the quarter was BNK Financial Group, a banking, securities and financial services provider in the southeast region of South Korea. The company issued fiscal-year 2018 results in February that came in below expectations, reporting a net loss of 37B KRW for the fourth quarter of 2018. These results were due to higher loan loss provisions and charges associated with an early retirement program (ERP). We believe a significant portion of these charges were one time in nature, given relatively stable underlying asset quality, coupled with an expected benefit from the ERP. The market was also disappointed that BNK's transition to a more efficient capital structure is taking longer than expected due to a change in regulatory personnel. The bank now expects the benefits of this transition to flow through in the first or second quarter of fiscal year 2019. While this is certainly disappointing, management has reiterated its targeted benefit of 60-100 basis points and indicated that the group will reach a CET121 of nearly 11% by the end of 2019. The stronger capital base should not only help assuage investor concerns but also enable BNK to increase its dividend payout ratio and even potentially consider a buyback. Given that the company's stock trades at 4x trailing earnings (including the aforementioned one-time charges), we believe a higher dividend payout would be viewed quite positively by the market.

We initiated five new holdings in the Fund this quarter: Bharti Infratel, the largest telecom tower company in India; Dometic Group, a Swedish manufacturer of a wide array of appliances and accessories for the RV, marine and automotive industries; Autoliv, also Swedish-based and a past Fund holding, a developer and manufacturer of automotive safety systems with sales to all leading car manufacturers worldwide; DS Smith, a U.K.-based international paper company that designs and manufactures packaging products for consumer goods; and lastly, Italy-based Autogrill, the world's largest supplier of food and beverage services to travelers. During the quarter, we eliminated one position in Cosmo Lady (China).

Geographically, we ended the quarter with approximately 69% of our holdings in Europe and the U.K., 14% in Asia, and 8% in Australasia. The remaining positions are 5% in Latin America (Mexico and Brazil) and 3% in North America (Canada).

We continue to believe both the Swiss franc and Norwegian krone are overvalued versus the U.S. dollar. As a result, we defensively hedged 19% of the Fund's franc exposure and 29% of the krone exposure.

Thank you for your continued confidence and support.

See accompanying Disclosures and Endnotes on page 84.

Oakmark.com 41

Oakmark International Small Cap Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.8%
INDUSTRIALS - 38.4%
CAPITAL GOODS - 17.6%
Konecranes OYJ (Finland) (a)	1,395	$49,583
Duerr AG (Germany)	1,036	40,636
Travis Perkins PLC (United Kingdom)	2,053	36,652
Sulzer AG (Switzerland)	268	26,111
Metso OYJ (Finland)	688	23,649
Howden Joinery Group PLC (United Kingdom)	3,366	21,274
Morgan Advanced Materials PLC (United Kingdom)	5,617	17,778
Bucher Industries AG (Switzerland)	37	12,407
Outotec OYJ (Finland) (b)	2,212	9,705
Wajax Corp. (Canada)	623	7,800
dormakaba Holding AG (Switzerland)	7	5,212
		250,807
COMMERCIAL & PROFESSIONAL SERVICES - 15.9%
Mitie Group PLC (United Kingdom) (c)	20,078	38,912
Pagegroup PLC (United Kingdom)	4,824	29,532
Babcock International Group PLC (United Kingdom)	4,416	28,384
Hays PLC (United Kingdom)	12,957	25,314
Randstad N.V. (Netherlands)	504	24,585
IWG PLC (Switzerland)	7,123	23,118
ISS A/S (Denmark)	720	21,895
Applus Services SA (Spain)	1,792	21,384
SThree PLC (United Kingdom)	4,042	14,162
		227,286
TRANSPORTATION - 4.9%
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (b) (d)	4,310	36,725
DSV AS (Denmark)	175	14,444
Freightways, Ltd. (New Zealand)	2,323	13,066
Panalpina Welttransport Holding AG (Switzerland)	38	6,351
		70,586
		548,679
FINANCIALS - 17.5%
DIVERSIFIED FINANCIALS - 12.4%
Azimut Holding SPA (Italy)	2,965	50,385
Julius Baer Group, Ltd. (Switzerland)	1,108	44,745
Element Fleet Management Corp. (Canada)	6,064	38,344
EFG International AG (Switzerland)	3,875	24,515
Standard Life Aberdeen PLC (United Kingdom)	5,430	18,668
		176,657
BANKS - 5.1%
BNK Financial Group, Inc. (South Korea)	7,397	43,530
DGB Financial Group, Inc. (South Korea)	4,109	29,577
		73,107
		249,764
	Shares	Value
COMMUNICATION SERVICES - 8.9%
MEDIA & ENTERTAINMENT - 5.0%
Criteo SA (France) (b) (d)	1,398	$27,992
NOS SGPS SA (Portugal)	2,149	13,739
Megacable Holdings SAB de CV (Mexico)	2,916	13,531
SKY Network Television, Ltd. (New Zealand)	13,436	11,803
Hakuhodo DY Holdings, Inc. (Japan)	228	3,654
		70,719
TELECOMMUNICATION SERVICES - 3.9%
Tower Bersama Infrastructure Tbk PT (Indonesia)	85,377	23,623
Sarana Menara Nusantara Tbk PT (Indonesia)	399,442	22,020
Bharti Infratel, Ltd. (India)	2,321	10,502
		56,145
		126,864
CONSUMER DISCRETIONARY - 7.5%
AUTOMOBILES & COMPONENTS - 4.0%
Pirelli & C SPA (Italy) (b)	3,958	25,474
Autoliv, Inc. (Sweden)	216	15,897
Dometic Group AB (Sweden)	1,946	15,291
		56,662
RETAILING - 1.9%
GrandVision N.V. (Netherlands)	1,242	26,881
CONSUMER SERVICES - 1.1%
Dignity PLC (United Kingdom)	1,099	9,796
Autogrill SpA (Italy)	680	6,543
		16,339
CONSUMER DURABLES & APPAREL - 0.5%
Salvatore Ferragamo SPA (Italy)	362	7,759
		107,641
HEALTH CARE - 6.1%
HEALTH CARE EQUIPMENT & SERVICES - 6.1%
ConvaTec Group PLC (United Kingdom)	19,880	36,651
Healius, Ltd. (Australia)	18,271	34,119
Ansell, Ltd. (Australia)	903	16,303
		87,073
CONSUMER STAPLES - 5.8%
HOUSEHOLD & PERSONAL PRODUCTS - 3.1%
Ontex Group N.V. (Belgium)	1,413	31,787
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico) (b)	7,489	12,709
		44,496
FOOD & STAPLES RETAILING - 2.7%
Sugi Holdings Co., Ltd. (Japan)	891	39,174
		83,670

See accompanying Notes to Financial Statements.

42 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.8% (continued)
INFORMATION TECHNOLOGY - 5.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 3.3%
Hirose Electric Co., Ltd. (Japan)	242	$25,361
Ingenico Group SA (France)	313	22,370
		47,731
SOFTWARE & SERVICES - 2.5%
Atea ASA (Norway) (b)	1,946	28,250
Totvs SA (Brazil)	730	7,350
		35,600
		83,331
MATERIALS - 4.0%
Incitec Pivot, Ltd. (Australia)	15,408	34,134
DS Smith PLC (United Kingdom)	3,145	13,759
Titan Cement Co. SA (Greece)	420	9,066
		56,959
REAL ESTATE - 1.8%
LSL Property Services PLC (United Kingdom) (c)	6,154	21,643
Countrywide PLC (United Kingdom) (b)	39,646	3,924
		25,567
TOTAL COMMON STOCKS - 95.8% (COST $1,441,802)		1,369,548
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.5%
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp. Repurchase Agreement, 1.50% dated 03/29/19 due 04/01/19, repurchase price $25,676, collateralized by a United States Treasury Note, 2.500% due 02/15/22, value plus accrued interest of $26,189 (Cost: $25,673)	$25,673	25,673
GOVERNMENT AND AGENCY SECURITIES - 1.7%
Federal Home Loan Bank, 2.28%, due 04/01/19 (e) (Cost $25,000)	25,000	25,000
TOTAL SHORT-TERM INVESTMENTS - 3.5% (COST $50,673)		50,673
TOTAL INVESTMENTS - 99.3% (COST $1,492,475)		1,420,221
Foreign Currencies (Cost $22) - 0.0% (f)		22
Other Assets In Excess of Liabilities - 0.7%		10,047
TOTAL NET ASSETS - 100.0%		$1,430,290

(a)  A portion of the security out on loan.

(b)  Non-income producing security

(c)  See Note 5 in the Notes to Financial Statements regarding investments in affiliated issuers.

(d)  Sponsored American Depositary Receipt

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark International Small Cap Fund  March 31, 2019 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 03/31/19	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Norwegian Krona	30,867	$3,672	06/19/19	$3,590	$(82)
Swiss Franc	9,149	9,405	06/19/19	9,258	(147)
				$12,848	$(229)
Foreign Currency Sold:
Norwegian Krona	101,163	$12,389	06/19/19	$11,767	$622
Swiss Franc	31,555	33,333	06/19/19	31,931	1,402
				$43,698	$2,024

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2018	Value March 31, 2019	Percent of Net Assets
LSL Property Services PLC	6,154	$0	$7,333	$(7,796)	$7,426	$564	$29,346	$21,643	1.5%
Mitie Group PLC	20,078	127	10,356	(5,946)	5,884	362	49,203	38,912	2.7%
TOTAL	26,232	$127	$17,689	$(13,742)	$13,310	$926	$78,549	$60,555	4.2%

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

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Oakmark.com 45

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2019 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Equity and Income Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$18,530,438		$4,643,219		$12,754,995		$1,826,331
Investments in affiliated securities, at value (b)	0		46,766		0		0
Cash	0	(c)	0		69		0
Foreign currency, at value (d)	0	(c)	0		0	(c)	0	(c)
Receivable for:
Securities sold	11,816		0		36,844		28,603
Fund shares sold	16,006		6,033		7,525		1,273
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	8,937		219		41,974		1,131
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		0		0		0
Forward foreign currency contracts	0		0		0		1,771
Tax reclaim from unaffiliated securities	1,842		28		4,046		2,799
Total receivables	38,601		6,280		90,389		35,577
Other assets	82		45		67		37
Total assets	$18,569,121		$4,696,310		$12,845,520		$1,861,945
Liabilities and net assets
Payable for:
Securities purchased	$334,330		$0		$0		$952
Fund shares redeemed	38,566		5,668		12,113		10,984
Options written, at value	6,526	(e)	483	(e)	0		0
Investment advisory fee	2,025		618		1,263		296
Other shareholder servicing fees	3,747		1,229		4,067		482
Transfer and dividend disbursing agent fees	191		110		126		67
Trustees' fees	14		14		12		14
Deferred trustee compensation	1,069		934		920		432
Other	1,356		390		990		623
Total liabilities	387,824		9,446		19,491		13,850
Net assets applicable to Fund shares outstanding	$18,181,297		$4,686,864		$12,826,029		$1,848,095
Analysis of net assets
Paid in capital	$11,644,114		$3,313,283		$9,042,415		$1,547,955
Distributable earnings	6,537,183		1,373,581		3,783,614		300,140
Net assets applicable to Fund shares outstanding	$18,181,297		$4,686,864		$12,826,029		$1,848,095
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$77.10		$38.83		$29.24		$26.48
Investor Class—Net assets	$10,002,862		$3,308,489		$9,997,107		$1,142,144
Investor Class—Shares outstanding (Unlimited shares authorized)	129,736		85,211		341,842		43,131
Net asset value, offering and redemption price per share: Advisor Class	$77.07		$38.82		$29.25		$26.48
Advisor Class—Net assets	$5,406,063		$648,663		$1,372,242		$404,888
Advisor Class—Shares outstanding (Unlimited shares authorized)	70,143		16,709		46,921		15,292
Net asset value, offering and redemption price per share: Institutional Class	$77.10		$38.83		$29.25		$26.48
Institutional Class—Net assets	$2,656,900		$720,779		$1,137,699		$288,083
Institutional Class—Shares outstanding (Unlimited shares authorized)	34,462		18,564		38,895		10,879
Net asset value, offering and redemption price per share: Service Class	$76.86	(f)	$38.29	(f)	$29.09		$25.70
Service Class—Net assets	$115,472		$8,933		$318,981		$12,980
Service Class—Shares outstanding (Unlimited shares authorized)	1,502		233		10,964		505
(a) Identified cost of investments in unaffiliated securities.	$13,023,916		$3,031,987		$9,589,030		$1,543,080
(b) Identified cost of investments in affiliated securities.	0		30,508		0		0
(c) Amount rounds to less than $1,000.
(d) Identified cost of foreign currency.	0	(c)	0		0	(c)	0	(c)
(e) Written options premiums received $9,919 and $890 (in thousands) for Oakmark and Select Funds, respectively.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2019.

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

	Oakmark Global Select Fund		Oakmark International Fund		Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,938,156		$29,635,140		$1,359,666
Investments in affiliated securities, at value (b)	0		4,347,861		60,555
Cash	0		0	(c)	0
Foreign currency, at value (d)	0	(c)	5,015		22
Receivable for:
Securities sold	0		218,181		2,730
Fund shares sold	1,533		69,111		1,241
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	868		73,386		6,597
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0		16,920		564
Forward foreign currency contracts	3,173		33,556		1,795
Tax reclaim from unaffiliated securities	3,412		62,867		1,610
Total receivables	8,986		474,021		14,537
Other assets	37		132		36
Total assets	$1,947,179		$34,462,169		$1,434,816
Liabilities and net assets
Payable for:
Securities purchased	$0		$106,511		$1,745
Fund shares redeemed	1,676		59,521		935
Options written, at value	0		0		0
Investment advisory fee	301		4,380		269
Other shareholder servicing fees	452		8,663		557
Transfer and dividend disbursing agent fees	18		126		24
Trustees' fees	15		38		15
Deferred trustee compensation	23		761		428
Other	267		9,789		553
Total liabilities	2,752		189,789		4,526
Net assets applicable to Fund shares outstanding	$1,944,427		$34,272,380		$1,430,290
Analysis of net assets
Paid in capital	$1,834,194		$38,304,639		$1,665,100
Distributable earnings	110,233		(4,032,259)		(234,810)
Net assets applicable to Fund shares outstanding	$1,944,427		$34,272,380		$1,430,290
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$16.31		$22.31		$14.08
Investor Class—Net assets	$921,788		$16,005,129		$622,955
Investor Class—Shares outstanding (Unlimited shares authorized)	56,519		717,536		44,257
Net asset value, offering and redemption price per share: Advisor Class	$16.30		$22.29		$14.09
Advisor Class—Net assets	$472,574		$7,982,459		$144,502
Advisor Class—Shares outstanding (Unlimited shares authorized)	28,996		358,158		10,259
Net asset value, offering and redemption price per share: Institutional Class	$16.30		$22.30		$14.05
Institutional Class—Net assets	$550,065		$9,929,289		$661,605
Institutional Class—Shares outstanding (Unlimited shares authorized)	33,743		445,186		47,085
Net asset value, offering and redemption price per share: Service Class	$0		$22.46		$14.00	(f)
Service Class—Net assets	$0		$355,503		$1,228
Service Class—Shares outstanding (Unlimited shares authorized)	0		15,828		88
(a) Identified cost of investments in unaffiliated securities.	$1,748,912		$31,032,765		$1,403,529
(b) Identified cost of investments in affiliated securities.	0		5,585,814		88,946
(c) Amount rounds to less than $1,000.
(d) Identified cost of foreign currency.	0	(c)	5,018		22
(e) Written options premiums received $9,919 and $890 (in thousands) for Oakmark and Select Funds, respectively.
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2019.

Oakmark.com 47

Oakmark Funds

Statements of Operations—March 31, 2019 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$137,624	$26,960	$80,075	$9,529
Dividends from affiliated securities	0	0	0	0
Interest income from unaffiliated securities	14,120	3,109	77,758	464
Non-cash dividends from affiliated securities	0	0	0	0
Non-cash dividends from unaffiliated securities	9,093	8,762	0	0
Foreign taxes withheld	0	0	(291)	(100)
Total investment income	160,837	38,831	157,542	9,893
Expenses:
Investment advisory fee	67,832	21,757	47,846	9,905
Transfer and dividend disbursing agent fees	479	257	330	139
Other shareholder servicing fees—Investor Class	9,952	3,269	10,566	1,116
Other shareholder servicing fees—Advisor Class	1,556	103	325	124
Other shareholder servicing fees—Service Class	130	13	402	14
Service fee—Service Class	160	13	510	17
Reports to shareholders	637	149	231	66
Custody and accounting fees	290	133	239	180
Registration and blue sky expenses	179	111	70	51
Trustees' fees	104	30	85	58
Legal fees	117	66	99	52
Audit and tax services fees	25	10	20	10
Other	267	165	222	119
Total expenses	81,728	26,076	60,945	11,851
Advisory fee waiver	(3,961)	(1,803)	(6,656)	(569)
Net expenses	77,767	24,273	54,289	11,282
Net investment income (loss)	$83,070	$14,558	$103,253	$(1,389)
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	942,340	(138,859)	584,753	47,988	(a)
Affiliated investments	0	(178,678)	0	0
Foreign currency transactions	0	0	22	(47)
Written options	43,779	26,818	0	0
Purchased options	32,909	27,774	0	0
Net realized gain (loss)	1,019,028	(262,945)	584,775	47,941
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,579,181)	(498,625)	(972,531)	(202,855	)(b)
Affiliated investments	0	50,067	0	0
Forward foreign currency contracts	0	0	0	1,248
Foreign currency translation	0 (c)	0	0 (c)	(84)
Written options	3,961	407	0	0
Net change in unrealized appreciation (depreciation)	(2,575,220)	(448,151)	(972,531)	(201,691)
Net realized and unrealized loss	(1,556,192)	(711,096)	(387,756)	(153,750)
Net decrease in net assets resulting from operations	$(1,473,122)	$(696,538)	$(284,503)	$(155,139)
(a) Net of capital gain withholding taxes of $115 and $1,558 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.
(b) Includes net change in capital gain withholding taxes of $44, $(119) and $160 (in thousands) for the Oakmark Global Fund, the Oakmark
International Fund and the Oakmark International Small Cap Fund, respectively.
(c) Amount rounds to less than $1,000.
See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$9,744	$187,526		$19,771
Dividends from affiliated securities	0	33,612		926
Interest income from unaffiliated securities	616	12,254		424
Non-cash dividends from affiliated securities	0	4,280		0
Non-cash dividends from unaffiliated securities	1,592	0		132
Foreign taxes withheld	(75)	(20,299)		(1,389)
Total investment income	11,877	217,373		19,864
Expenses:
Investment advisory fee	10,758	149,270		9,538
Transfer and dividend disbursing agent fees	44	309		52
Other shareholder servicing fees—Investor Class	1,073	19,041		735
Other shareholder servicing fees—Advisor Class	118	2,017		108
Other shareholder servicing fees—Service Class	0	410		1
Service fee—Service Class	0	482		1
Reports to shareholders	58	1,222		108
Custody and accounting fees	148	2,720		242
Registration and blue sky expenses	61	261		57
Trustees' fees	98	270		57
Legal fees	55	209		52
Audit and tax services fees	12	62		6
Other	138	391		143
Total expenses	12,563	176,664		11,100
Advisory fee waiver	(692)	(9,225)		0
Net expenses	11,871	167,439		11,100
Net investment income (loss)	$6	$49,934		$8,764
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(66,219)	(977,355	)(a)	(140,199)
Affiliated investments	0	(117,422)		(13,742)
Foreign currency transactions	(371)	(2,346)		(43)
Written options	0	0		0
Purchased options	0	0		0
Net realized gain (loss)	(66,590)	(1,097,123)		(153,984)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(178,364)	(1,817,430	)(b)	(51,215	)(b)
Affiliated investments	0	(1,175,760)		13,310
Forward foreign currency contracts	2,186	23,979		1,637
Foreign currency translation	(91)	(2,219)		(89)
Written options	0	0		0
Net change in unrealized appreciation (depreciation)	(176,269)	(2,971,430)		(36,357)
Net realized and unrealized loss	(242,859)	(4,068,553)		(190,341)
Net decrease in net assets resulting from operations	$(242,853)	$(4,018,619)		$(181,577)
(a) Net of capital gain withholding taxes of $115 and $1,558 (in thousands) for the Oakmark Global Fund and the Oakmark International Fund, respectively.
(b) Includes net change in capital gain withholding taxes of $44, $(119) and $160 (in thousands) for the Oakmark Global Fund, the Oakmark
International Fund and the Oakmark International Small Cap Fund, respectively.
(c) Amount rounds to less than $1,000.

Oakmark.com 49

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
From Operations:
Net investment income	$83,070	$144,411
Net realized gain (loss)	1,019,028	1,313,051
Net change in unrealized appreciation (depreciation)	(2,575,220)	773,609
Net increase (decrease) in net assets from operations	(1,473,122)	2,231,071
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(704,953)	(550,522)
Distributions to shareholders—Advisor Class	(375,861)	(100,133)
Distributions to shareholders—Institutional Class	(184,715)	(120,086)
Distributions to shareholders—Service Class	(8,162)	(6,230)
Total distributions to shareholders	(1,273,691)	(776,971)
From Fund share transactions:
Proceeds from shares sold—Investor Class	910,854	2,261,721
Proceeds from shares sold—Advisor Class	1,207,208	3,722,462
Proceeds from shares sold—Institutional Class	440,269	1,165,291
Proceeds from shares sold—Service Class	11,323	27,447
Reinvestment of distributions—Investor Class	669,457	509,060
Reinvestment of distributions—Advisor Class	338,369	96,927
Reinvestment of distributions—Institutional Class	170,705	114,291
Reinvestment of distributions—Service Class	5,800	4,007
Payment for shares redeemed—Investor Class	(2,577,101)	(5,282,088)
Payment for shares redeemed—Advisor Class	(842,874)	(547,951)
Payment for shares redeemed—Institutional Class	(880,268)	(733,978)
Payment for shares redeemed—Service Class	(26,398)	(68,095)
Net increase (decrease) in net assets from Fund share transactions	(572,656)	1,269,094
Total increase (decrease) in net assets	(3,319,469)	2,723,194
Net assets:
Beginning of period	21,500,766	18,777,572
End of period	$18,181,297	$21,500,766

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	12,140	26,267
Shares issued in reinvestment of dividends	9,363	6,131
Less shares redeemed	(33,645)	(61,908)
Net decrease in shares outstanding	(12,142)	(29,510)
Fund share transactions—Advisor Class:
Shares sold	16,056	43,620
Shares issued in reinvestment of dividends	4,736	1,167
Less shares redeemed	(11,281)	(6,330)
Net increase in shares outstanding	9,511	38,457
Fund share transactions—Institutional Class:
Shares sold	5,793	13,562
Shares issued in reinvestment of dividends	2,389	1,377
Less shares redeemed	(11,104)	(8,520)
Net increase (decrease) in shares outstanding	(2,922)	6,419
Fund share transactions—Service Class:
Shares sold	153	321
Shares issued in reinvestment of dividends	81	49
Less shares redeemed	(352)	(791)
Net decrease in shares outstanding	(118)	(421)

See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
From Operations:
Net investment income	$14,558	$14,624
Net realized gain (loss)	(262,945)	230,349
Net change in unrealized appreciation (depreciation)	(448,151)	(245,831)
Net decrease in net assets from operations	(696,538)	(858)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(151,364)	(196,568)
Distributions to shareholders—Advisor Class	(30,451)	(28,500)
Distributions to shareholders—Institutional Class	(31,261)	(33,290)
Distributions to shareholders—Service Class	(474)	(947)
Total distributions to shareholders	(213,550)	(259,305)
From Fund share transactions:
Proceeds from shares sold—Investor Class	338,076	846,315
Proceeds from shares sold—Advisor Class	146,298	249,464
Proceeds from shares sold—Institutional Class	127,609	233,379
Proceeds from shares sold—Service Class	787	2,244
Reinvestment of distributions—Investor Class	141,311	174,064
Reinvestment of distributions—Advisor Class	26,475	27,196
Reinvestment of distributions—Institutional Class	30,237	32,196
Reinvestment of distributions—Service Class	343	692
Payment for shares redeemed—Investor Class	(876,612)	(1,301,272)
Payment for shares redeemed—Advisor Class	(125,924)	(107,731)
Payment for shares redeemed—Institutional Class	(161,418)	(149,287)
Payment for shares redeemed—Service Class	(4,105)	(16,160)
Net decrease in net assets from Fund share transactions	(356,923)	(8,900)
Total decrease in net assets	(1,267,011)	(269,063)
Net assets:
Beginning of period	5,953,875	6,222,938
End of period	$4,686,864	$5,953,875

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	8,756	17,795
Shares issued in reinvestment of dividends	3,969	3,719
Less shares redeemed	(22,985)	(27,522)
Net decrease in shares outstanding	(10,260)	(6,008)
Fund share transactions—Advisor Class:
Shares sold	3,824	5,277
Shares issued in reinvestment of dividends	744	581
Less shares redeemed	(3,360)	(2,284)
Net increase in shares outstanding	1,208	3,574
Fund share transactions—Institutional Class:
Shares sold	3,390	4,918
Shares issued in reinvestment of dividends	850	688
Less shares redeemed	(4,235)	(3,096)
Net increase in shares outstanding	5	2,510
Fund share transactions—Service Class:
Shares sold	21	47
Shares issued in reinvestment of dividends	10	15
Less shares redeemed	(109)	(343)
Net decrease in shares outstanding	(78)	(281)

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
From Operations:
Net investment income	$103,253	$246,520
Net realized gain (loss)	584,775	1,135,028
Net change in unrealized appreciation (depreciation)	(972,531)	(544,315)
Net increase (decrease) in net assets from operations	(284,503)	837,233
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(941,613)	(1,028,274)
Distributions to shareholders—Advisor Class	(129,602)	(117,247)
Distributions to shareholders—Institutional Class	(86,752)	(52,083)
Distributions to shareholders—Service Class	(33,588)	(45,277)
Total distributions to shareholders	(1,191,555)	(1,242,881)
From Fund share transactions:
Proceeds from shares sold—Investor Class	395,974	1,076,379
Proceeds from shares sold—Advisor Class	368,550	1,156,367
Proceeds from shares sold—Institutional Class	342,464	600,636
Proceeds from shares sold—Service Class	26,672	65,361
Reinvestment of distributions—Investor Class	898,150	964,309
Reinvestment of distributions—Advisor Class	104,433	114,065
Reinvestment of distributions—Institutional Class	77,505	49,867
Reinvestment of distributions—Service Class	30,244	40,453
Payment for shares redeemed—Investor Class	(2,284,147)	(3,797,581)
Payment for shares redeemed—Advisor Class	(666,768)	(234,941)
Payment for shares redeemed—Institutional Class	(214,231)	(134,560)
Payment for shares redeemed—Service Class	(139,354)	(264,351)
Net decrease in net assets from Fund share transactions	(1,060,508)	(363,996)
Total decrease in net assets	(2,536,566)	(769,644)
Net assets:
Beginning of period	15,362,595	16,132,239
End of period	$12,826,029	$15,362,595

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	13,537	32,946
Shares issued in reinvestment of dividends	32,506	30,257
Less shares redeemed	(78,148)	(115,720)
Net decrease in shares outstanding	(32,105)	(52,517)
Fund share transactions—Advisor Class:
Shares sold	12,286	34,825
Shares issued in reinvestment of dividends	3,781	3,579
Less shares redeemed	(22,004)	(7,206)
Net increase (decrease) in shares outstanding	(5,937)	31,198
Fund share transactions—Institutional Class:
Shares sold	11,709	18,327
Shares issued in reinvestment of dividends	2,806	1,565
Less shares redeemed	(7,405)	(4,132)
Net increase in shares outstanding	7,110	15,760
Fund share transactions—Service Class:
Shares sold	925	2,013
Shares issued in reinvestment of dividends	1,099	1,275
Less shares redeemed	(4,917)	(8,172)
Net decrease in shares outstanding	(2,893)	(4,884)

See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
From Operations:
Net investment income (loss)	$(1,389)	$19,629
Net realized gain (loss)	47,941	252,613
Net change in unrealized appreciation (depreciation)	(201,691)	(237,104)
Net increase (decrease) in net assets from operations	(155,139)	35,138
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(149,145)	(127,621)
Distributions to shareholders—Advisor Class	(48,794)	(39,730)
Distributions to shareholders—Institutional Class	(35,358)	(25,397)
Distributions to shareholders—Service Class	(1,591)	(1,620)
Total distributions to shareholders	(234,888)	(194,368)
From Fund share transactions:
Proceeds from shares sold—Investor Class	86,206	164,664
Proceeds from shares sold—Advisor Class	107,972	167,263
Proceeds from shares sold—Institutional Class	40,637	109,691
Proceeds from shares sold—Service Class	1,246	3,827
Reinvestment of distributions—Investor Class	146,750	120,084
Reinvestment of distributions—Advisor Class	41,642	38,466
Reinvestment of distributions—Institutional Class	34,773	25,034
Reinvestment of distributions—Service Class	1,323	1,382
Payment for shares redeemed—Investor Class	(331,432)	(501,876)
Payment for shares redeemed—Advisor Class	(107,944)	(231,717)
Payment for shares redeemed—Institutional Class	(62,512)	(88,710)
Payment for shares redeemed—Service Class	(3,468)	(9,759)
Net decrease in net assets from Fund share transactions	(44,807)	(201,651)
Total decrease in net assets	(434,834)	(360,881)
Net assets:
Beginning of period	2,282,929	2,643,810
End of period	$1,848,095	$2,282,929

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	3,286	4,864
Shares issued in reinvestment of dividends	5,960	3,688
Less shares redeemed	(12,463)	(14,992)
Net decrease in shares outstanding	(3,217)	(6,440)
Fund share transactions—Advisor Class:
Shares sold	4,159	4,941
Shares issued in reinvestment of dividends	1,692	1,182
Less shares redeemed	(4,220)	(7,011)
Net increase (decrease) in shares outstanding	1,631	(888)
Fund share transactions—Institutional Class:
Shares sold	1,560	3,231
Shares issued in reinvestment of dividends	1,413	769
Less shares redeemed	(2,435)	(2,663)
Net increase in shares outstanding	538	1,337
Fund share transactions—Service Class:
Shares sold	48	117
Shares issued in reinvestment of dividends	55	44
Less shares redeemed	(128)	(304)
Net decrease in shares outstanding	(25)	(143)

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
From Operations:
Net investment income	$6	$35,000
Net realized gain (loss)	(66,590)	90,070
Net change in unrealized appreciation (depreciation)	(176,269)	(150,120)
Net decrease in net assets from operations	(242,853)	(25,050)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(48,631)	(100,367)
Distributions to shareholders—Advisor Class	(22,415)	(13,449)
Distributions to shareholders—Institutional Class	(29,376)	(37,975)
Total distributions to shareholders	(100,422)	(151,791)
From Fund share transactions:
Proceeds from shares sold—Investor Class	115,071	312,981
Proceeds from shares sold—Advisor Class	202,351	406,970
Proceeds from shares sold—Institutional Class	105,853	316,755
Reinvestment of distributions—Investor Class	46,961	90,867
Reinvestment of distributions—Advisor Class	17,974	13,241
Reinvestment of distributions—Institutional Class	26,197	34,448
Payment for shares redeemed—Investor Class	(462,905)	(923,672)
Payment for shares redeemed—Advisor Class	(151,497)	(92,436)
Payment for shares redeemed—Institutional Class	(255,446)	(130,821)
Net increase (decrease) in net assets from Fund share transactions	(355,441)	28,333
Total decrease in net assets	(698,716)	(148,508)
Net assets:
Beginning of period	2,643,143	2,791,651
End of period	$1,944,427	$2,643,143
Fund share transactions—Investor Class:
Shares sold	6,986	16,114
Shares issued in reinvestment of dividends	3,139	4,762
Less shares redeemed	(29,193)	(48,164)
Net decrease in shares outstanding	(19,068)	(27,288)
Fund share transactions—Advisor Class:
Shares sold	12,898	21,245
Shares issued in reinvestment of dividends	1,203	694
Less shares redeemed	(9,707)	(4,826)
Net increase in shares outstanding	4,394	17,113
Fund share transactions—Institutional Class:
Shares sold	6,633	16,338
Shares issued in reinvestment of dividends	1,753	1,805
Less shares redeemed	(16,605)	(6,865)
Net increase (decrease) in shares outstanding	(8,219)	11,278

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
From Operations:
Net investment income	$49,934	$892,273
Net realized gain (loss)	(1,097,123)	2,422,631
Net change in unrealized appreciation (depreciation)	(2,971,430)	(6,533,163)
Net decrease in net assets from operations	(4,018,619)	(3,218,259)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(1,081,892)	(919,542)
Distributions to shareholders—Advisor Class	(482,914)	(60,615)
Distributions to shareholders—Institutional Class	(657,691)	(290,720)
Distributions to shareholders—Service Class	(21,994)	(15,478)
Total distributions to shareholders	(2,244,491)	(1,286,355)
From Fund share transactions:
Proceeds from shares sold—Investor Class	2,517,767	9,695,235
Proceeds from shares sold—Advisor Class	5,269,080	6,180,935
Proceeds from shares sold—Institutional Class	2,515,472	7,718,127
Proceeds from shares sold—Service Class	58,015	151,888
Reinvestment of distributions—Investor Class	1,028,969	784,197
Reinvestment of distributions—Advisor Class	299,593	59,372
Reinvestment of distributions—Institutional Class	573,447	253,244
Reinvestment of distributions—Service Class	13,692	10,046
Payment for shares redeemed—Investor Class	(8,807,107)	(13,901,741)
Payment for shares redeemed—Advisor Class	(2,531,238)	(923,852)
Payment for shares redeemed—Institutional Class	(3,545,745)	(2,240,981)
Payment for shares redeemed—Service Class	(97,252)	(252,017)
Net increase (decrease) in net assets from Fund share transactions	(2,705,307)	7,534,453
Total increase (decrease) in net assets	(8,968,417)	3,029,839
Net assets:
Beginning of period	43,240,797	40,210,958
End of period	$34,272,380	$43,240,797

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	112,802	340,458
Shares issued in reinvestment of dividends	48,720	27,887
Less shares redeemed	(395,178)	(496,528)
Net decrease in shares outstanding	(233,656)	(128,183)
Fund share transactions—Advisor Class:
Shares sold	239,480	220,376
Shares issued in reinvestment of dividends	14,199	2,111
Less shares redeemed	(115,496)	(34,239)
Net increase in shares outstanding	138,183	188,248
Fund share transactions—Institutional Class:
Shares sold	112,361	271,962
Shares issued in reinvestment of dividends	27,165	9,003
Less shares redeemed	(159,186)	(81,821)
Net increase (decrease) in shares outstanding	(19,660)	199,144
Fund share transactions—Service Class:
Shares sold	2,595	5,373
Shares issued in reinvestment of dividends	643	355
Less shares redeemed	(4,277)	(8,923)
Net decrease in shares outstanding	(1,039)	(3,195)

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
From Operations:
Net investment income	$8,764	$39,430
Net realized gain (loss)	(153,984)	154,983
Net change in unrealized appreciation (depreciation)	(36,357)	(357,628)
Net decrease in net assets from operations	(181,577)	(163,215)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(54,731)	(60,954)
Distributions to shareholders—Advisor Class	(10,864)	(16,063)
Distributions to shareholders—Institutional Class	(55,242)	(34,570)
Distributions to shareholders—Service Class	(94)	(65)
Total distributions to shareholders	(120,931)	(111,652)
From Fund share transactions:
Proceeds from shares sold—Investor Class	85,857	320,386
Proceeds from shares sold—Advisor Class	82,198	163,934
Proceeds from shares sold—Institutional Class	194,719	320,908
Proceeds from shares sold—Service Class	146	272
Reinvestment of distributions—Investor Class	53,553	57,643
Reinvestment of distributions—Advisor Class	8,540	15,895
Reinvestment of distributions—Institutional Class	45,336	28,214
Reinvestment of distributions—Service Class	59	45
Payment for shares redeemed—Investor Class	(391,971)	(1,056,113)
Payment for shares redeemed—Advisor Class	(257,049)	(181,976)
Payment for shares redeemed—Institutional Class	(313,417)	(234,128)
Payment for shares redeemed—Service Class	(322)	(645)
Redemption fees—Investor Class	61	199
Redemption fees—Advisor Class	3	34
Redemption fees—Institutional Class	84	28
Redemption fees—Service Class	0	0 (a)
Net decrease in net assets from Fund share transactions	(492,203)	(565,304)
Total decrease in net assets	(794,711)	(840,171)
Net assets:
Beginning of period	2,225,001	3,065,172
End of period	$1,430,290	$2,225,001

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Six Months Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
Fund share transactions—Investor Class:
Shares sold	6,182	18,197
Shares issued in reinvestment of dividends	4,135	3,361
Less shares redeemed	(28,097)	(60,845)
Net decrease in shares outstanding	(17,780)	(39,287)
Fund share transactions—Advisor Class:
Shares sold	5,890	9,396
Shares issued in reinvestment of dividends	659	927
Less shares redeemed	(17,512)	(10,514)
Net decrease in shares outstanding	(10,963)	(191)
Fund share transactions—Institutional Class:
Shares sold	13,870	18,288
Shares issued in reinvestment of dividends	3,509	1,646
Less shares redeemed	(23,062)	(13,396)
Net increase (decrease) in shares outstanding	(5,683)	6,538
Fund share transactions—Service Class:
Shares sold	11	16
Shares issued in reinvestment of dividends	5	3
Less shares redeemed	(23)	(38)
Net decrease in shares outstanding	(7)	(19)

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

Organization

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure

Each Fund offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and Service Class Shares. Investor Class, Advisor Class and Institutional Class Shares are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Service Class Shares are offered to certain retirement plans, such as 401(k) and profit sharing plans. Service Class Shares pay a service fee at the annual rate of up to 0.25% of the average net assets of Service Class Shares of the Funds. This service fee is paid to intermediaries for performing the services associated with the administration of such retirement plans. Global Select had no outstanding Service Class Shares during the six-month period ended March 31, 2019.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and divided disbursing agent fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

Redemption fees

Effective December 3, 2018, Int'l Small Cap no longer imposes a short-term trading fee on redemptions. As of March 31, 2019, none of the Funds impose a short-term trading fee on redemptions.

Prior to December 3, 2018, Int'l Small Cap imposed a short-term trading fee on redemptions of shares held for 90 days or less to deter abusive trading activities and to help offset two types of costs to the Fund caused by abusive trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee was paid to the Fund and was 2% of the redemption value and was deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method was used to determine the holding period. Redemption fees collected by the Fund, if any, are included in the Statements of Changes in Net Assets.

Security valuation

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market System. Equity securities principally traded on securities exchanges outside the United States are valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or are based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Each long-term debt instrument is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Each short-term debt instrument (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instrument maturing in 61 days or more from the date of valuation is valued at the latest bid quotation or an evaluated price provided by an independent pricing service. Each short-term instrument maturing in 60 days or less from the date of valuation is valued at amortized cost, which approximates market value. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee authorized by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent pricing service to

Oakmark.com 63

Oakmark Funds

Notes to Financial Statements (continued)

value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of Harris Associates L.P. (the "Adviser") in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

At March 31, 2019, there were no transfers between level 1 and level 2 securities.

The following is a summary of the inputs used as of March 31, 2019, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$17,092,922	$0	$0
Short-Term Investments	0	1,437,516	0
Call Options Written	(6,526)	0	0
Total	$17,086,396	$1,437,516	$0
Select
Common Stocks	$4,525,804	$0	$0
Short-Term Investments	0	164,181	0
Call Options Written	(483)	0	0
Total	$4,525,321	$164,181	$0
Equity and Income
Common Stocks	$7,815,735	$0	$0
Preferred Stocks	12,955	0	0
Corporate Bonds	0	2,256,071	0
Government and Agency Securities	0	1,520,919	0
Convertible Bonds	0	13,820	0
Short-Term Investments	0	1,135,495	0
Total	$7,828,690	$4,926,305	$0
Global
Common Stocks	$1,801,911	$0	$0
Short-Term Investments	0	24,420	0
Forward Foreign Currency Contracts - Assets	0	1,965	0
Forward Foreign Currency Contracts - Liabilities	0	(194)	0
Total	$1,801,911	$26,191	$0

64 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global Select
Common Stocks	$1,874,481	$0	$0
Short-Term Investments	0	63,675	0
Forward Foreign Currency Contracts - Assets	0	3,709	0
Forward Foreign Currency Contracts - Liabilities	0	(536)	0
Total	$1,874,481	$66,848	$0
International
Common Stocks	$32,488,196	$0	$0
Short-Term Investments	0	1,494,805	0
Forward Foreign Currency Contracts - Assets	0	38,023	0
Forward Foreign Currency Contracts - Liabilities	0	(4,467)	0
Total	$32,488,196	$1,528,361	$0
International Small Cap
Common Stocks	$1,369,548	$0	$0
Short-Term Investments	0	50,673	0
Forward Foreign Currency Contracts - Assets	0	2,024	0
Forward Foreign Currency Contracts - Liabilities	0	(229)	0
Total	$1,369,548	$52,468	$0

Offsetting assets and liabilities

Accounting Standards Codification 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At March 31, 2019, certain Funds held open forward foreign currency contracts that were subject to a foreign exchange settlement and netting agreement with the same counterparty. The agreement includes provisions for general obligations, representations and certain events of default or termination. The agreement includes provisions for netting arrangements that may reduce credit risk and counterparty risk associated with relevant transactions in the event a counterparty fails to meet its obligations. The net recognized assets or liabilities related to open forward foreign currency contracts are presented in the Statements of Assets and Liabilities. The gross recognized assets (appreciation) and liabilities (depreciation) by contract are presented in the forward foreign currency contract table included in the Fund's Schedule of Investments.

At March 31, 2019, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 1 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from

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Oakmark Funds

Notes to Financial Statements (continued)

changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2019, Global, Global Select, International and Int'l Small Cap held non-collateralized, forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is State Street Bank and Trust Company ("State Street") and are listed in the Fund's Schedule of Investments.

For the period ended March 31, 2019, the notional value of forward foreign currency contracts opened and the notional value of settled contracts is listed by Fund in the table below (in thousands):

Fund	Currency Contracts Opened	Currency Contracts Settled
Global	$—	$7,053
Global Select	—	19,520
International	76,878	285,363
Int'l Small Cap	3,606	13,077

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post-spin-off or post-re-organization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale for accounting purposes. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. At March 31, 2019, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At March 31, 2019, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from

66 OAKMARK FUNDS

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Notes to Financial Statements (continued)

increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select used options written for tax management purposes during the period ended March 31, 2019. Written options outstanding, if any, are listed on each Fund's Schedule of Investments.

Oakmark and Select used purchased options for tax management purposes during the period ended March 31, 2019. Oakmark and Select had net realized gains on purchased options of $32,909 and $27,774, respectively. There were no outstanding purchased options as of March 31, 2019.

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the facility bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2019.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2019, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At March 31, 2019, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents, or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At March 31, 2019, International and Int'l Small Cap had securities on loan with a value of $40,190,231 and $38,426,999, respectively, and held as collateral for the loans U.S. Treasury securities with a value of $42,216,733 and $40,381,849, respectively.

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Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

During the six-month period ended March 31, 2019, Int'l Small Cap borrowed money from Equity and Income. The loan in the amount of $30 million was initiated on December 13, 2018 and $8 million was repaid on December 14, 2018 and $22 million on December 17, 2018. The interest rate on the borrowing was 2.495%. The total interest paid by Int'l Small Cap to Equity and Income was $6,654.

2.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees
Oakmark	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.625% on the next $2.5 billion;
0.620% on the next $12.5 billion;
0.615% on the next $10 billion; and
0.610% over $35 billion
Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion
Fund	Advisory Fees
Global	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion
Global Select	1.00% up to $2 billion; 0.95% on the next $1 billion; 0.875% on the next $4 billion; and 0.85% over $7 billion
International	1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion;
0.80% on the next $6.5 billion;
0.795% on the next $7 billion;
0.790% on the next $5 billion;
0.785% on the next $10 billion;
0.775% on the next $5 billion; and
0.770% over $50 billion
Int'l Small Cap	1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; 1.025% on the next $1.5 billion; and 1.00% over $5 billion

The Adviser has contractually agreed, through January 27, 2020, to waive the advisory fee otherwise payable to it by the following percentages with respect to each Fund: 0.043% for Oakmark; 0.074% for Select; 0.099% for Equity and Income; 0.059% for Global; 0.066% for Global Select; and 0.052% for International. When determining whether a Fund's total expenses exceed the additional contractual expense cap described below, a Fund's net advisory fee, reflecting application of the advisory fee waiver, will be used to calculate a Fund's total expenses. The Adviser is not entitled to collect on or make a claim for waived fees that are the subject of this undertaking at any time in the future. This arrangement may only be modified or amended with approval from a Fund and the Adviser. The advisory fees waived for each Fund are included in the Statement of Operations.

The Adviser has contractually agreed, through January 27, 2020, to reimburse each Fund Class to the extent, but only to the extent, that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the

68 OAKMARK FUNDS

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Notes to Financial Statements (continued)

purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	Service Class
Oakmark	1.50%	1.40%	1.30%	1.75%
Select	1.50	1.40	1.30	1.75
Equity and Income	1.00	0.90	0.80	1.25
Global	1.75	1.65	1.55	2.00
Global Select	1.75	1.65	1.55	2.00
International	2.00	1.90	1.80	2.25
Int'l Small Cap	2.00	1.90	1.80	2.25

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class' total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of March 31, 2019, there were no amounts subject to recoupment.

The Adviser has voluntarily reimbursed certain of the Funds for a portion of Transfer Agency costs. For the period ended March 31, 2019, the Adviser reimbursed $304 and $9,924 to Oakmark and International for transfer agency expenses related to Institutional Class Shares. These amounts are not subject to recovery under the contractual expense reimbursement agreement described above.

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Investor Class shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Fund's financial statements. Generally, each of the tax years in the four-year period ended September 30, 2018, remains subject to examination by taxing authorities.

At March 31, 2019, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$13,065,738	$5,648,518	$(190,343)	$5,458,175
Select	3,061,615	1,645,591	(17,703)	1,627,888
Equity and Income	9,588,062	3,336,777	(169,844)	3,166,933
Global	1,563,111	389,419	(126,199)	263,220
Global Select	1,763,412	309,688	(134,944)	174,744
International	37,105,529	2,462,313	(5,584,825)	(3,122,512)
Int'l Small Cap	1,517,096	147,775	(244,650)	(96,875)

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Oakmark Funds

Notes to Financial Statements (continued)

As of March 31, 2019, the short and long-term capital losses available to offset future capital gains were as follows (in thousands):

	Short-Term	Long-Term	Total
Select	$0	$265,055	$265,055
Global Select	32,648	31,887	64,535
International	931,634	23,865	955,499
Int'l Small Cap	92,831	54,848	147,679

At March 31, 2019, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$44,313	$1,035,770	$1,080,083
Select	11,669	0	11,669
Equity and Income	48,587	568,983	617,570
Global	0	37,717	37,717
Global Select	183	0	183
International	55,682	0	55,682
Int'l Small Cap	10,395	0	10,395

During the six-month period ended March 31, 2019, and the year ended September 30, 2018, the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2019		Year Ended September 30, 2018
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$127,332	$1,146,359	$97,783	$679,188
Select	10,490	203,060	19,611	239,694
Equity and Income	225,244	966,311	216,186	1,026,695
Global	9,254	225,634	36,069	158,299
Global Select	30,475	69,947	26,254	125,537
International	703,497	1,540,994	580,203	706,152
Int'l Small Cap	23,599	97,332	37,632	74,020

On March 31, 2019, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee-deferred compensation expenses, passive foreign investment companies, foreign currency contracts and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to equalization debits and distribution re-designations. Permanent differences will be recorded in their respective component of the analysis of Net Assets at the year ended September 30, 2019.

During the six-month period ended March 31, 2019, the following amounts were classified due to permanent differences between book and tax accounting. (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$194,417	$(194,417)
Select	26,009	(26,009)
Equity and Income	129,278	(129,278)
Global	37,160	(37,160)
Global Select	21,892	(21,892)
International	457,552	(457,552)
Int'l Small Cap	39,093	(39,093)

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Notes to Financial Statements (continued)

4.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2019, transactions in investment securities (excluding short-term and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$5,075,796	$1,256,095	$612,613	$172,037	$186,420	$6,561,340	$251,967
Proceeds from sales	6,886,813	1,736,534	1,678,698	429,122	639,368	11,383,728	829,816

Proceeds from sales (in thousands) of long-term U.S. government securities for the six-month period ended March 31, 2019, were $407,948, for Equity and Income.

During the six-month period ended March 31, 2019, Oakmark and Global Select engaged in purchase transactions (in thousands) totaling $96,893 and $40,682, respectively, with funds that have a common investment advisor. Oakmark, Select, Global Select, and Int'l Small Cap engaged in sale transactions (in thousands) totaling $40,682, $81,761, $12,561, and $208, respectively, with funds that have a common investment advisor. These transactions complied with Rule 17a-7 under the 1940 act.

5.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2019. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

6.  SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

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Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
10/1/2018-3/31/19+	$88.99	0.32	(a)	(6.66)	(6.34)	(0.50)	(5.05)	(5.55)	0.00
9/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
9/30/17	$68.70	0.76		15.26	16.02	(0.77)	(1.10)	(1.87)	0.00
9/30/16	$60.93	0.82		7.85	8.67	(0.60)	(0.30)	(0.90)	0.00
9/30/15	$68.46	0.59		(3.57)	(2.98)	(0.42)	(4.13)	(4.55)	0.00
9/30/14	$59.73	0.43		11.22	11.65	(0.32)	(2.60)	(2.92)	0.00
Advisor Class
10/1/2018-3/31/19+	$89.07	0.37		(6.68)	(6.31)	(0.64)	(5.05)	(5.69)	0.00
9/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
9/30/17(c)	$71.35	0.66	(a)	10.96	11.62	0.00	0.00	0.00	0.00
Institutional Class
10/1/2018-3/31/19+	$89.09	0.40	(a)	(6.68)	(6.28)	(0.66)	(5.05)	(5.71)	0.00
9/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
9/30/17(c)	$71.35	0.67	(a)	10.95	11.62	0.00	0.00	0.00	0.00
Service Class
10/1/2018-3/31/19+	$88.54	0.24		(6.64)	(6.40)	(0.23)	(5.05)	(5.28)	0.00
9/30/18	$82.48	0.33	(a)	8.95	9.28	(0.19)	(3.03)	(3.22)	0.00
9/30/17	$68.34	0.47	(a)	15.28	15.75	(0.51)	(1.10)	(1.61)	0.00
9/30/16	$60.59	0.59		7.83	8.42	(0.37)	(0.30)	(0.67)	0.00
9/30/15	$68.18	0.38	(a)	(3.56)	(3.18)	(0.28)	(4.13)	(4.41)	0.00
9/30/14	$59.58	0.23		11.19	11.42	(0.22)	(2.60)	(2.82)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Includes interest expense that amounts to less than 0.01%.
(c) Commenced on 11/30/2016.
Oakmark Select Fund
Investor Class
10/1/2018-3/31/19+	$45.84	0.11		(5.40)	(5.29)	(0.06)	(1.66)	(1.72)	0.00
9/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
9/30/17	$40.99	0.17		8.78	8.95	(0.40)	(1.70)	(2.10)	0.00
9/30/16	$36.79	0.39		3.93	4.32	(0.12)	0.00	(0.12)	0.00
9/30/15	$44.71	0.08	(a)	(2.60)	(2.52)	0.00	(5.40)	(5.40)	0.00
9/30/14	$37.74	(0.00	)(b)	9.14	9.14	(0.04)	(2.13)	(2.17)	0.00
Advisor Class
10/1/2018-3/31/19+	$45.90	0.13		(5.41)	(5.28)	(0.14)	(1.66)	(1.80)	0.00
9/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
9/30/17(c)	$41.93	0.20	(a)	5.77	5.97	0.00	0.00	0.00	0.00
Institutional Class
10/1/2018-3/31/19+	$45.91	0.15	(a)	(5.41)	(5.26)	(0.16)	(1.66)	(1.82)	0.00
9/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
9/30/17(c)	$41.93	0.22	(a)	5.76	5.98	0.00	0.00	0.00	0.00
Service Class
10/1/2018-3/31/19+	$45.23	0.11		(5.39)	(5.28)	0.00	(1.66)	(1.66)	0.00
9/30/18	$47.21	(0.03	)(a)	(0.08)	(0.11)	0.00	(1.87)	(1.87)	0.00
9/30/17	$40.44	0.05	(a)	8.68	8.73	(0.26)	(1.70)	(1.96)	0.00
9/30/16	$36.31	0.23	(a)	3.90	4.13	0.00	0.00	0.00	0.00
9/30/15	$44.32	(0.05	)(a)	(2.56)	(2.61)	0.00	(5.40)	(5.40)	0.00
9/30/14	$37.50	(0.18)		9.13	8.95	0.00	(2.13)	(2.13)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.
			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Fund
Investor Class
10/1/2018-3/31/19+	$77.10	-6.69%	$10,002.9	0.91	%†	0.84%†	0.95	%†	29%
9/30/18	$88.99	11.84%	$12,626.2	0.85%		0.68%	0.89%		29%
9/30/17	$82.85	23.79%	$14,200.2	0.86%		0.91%	0.90%		19%
9/30/16	$68.70	14.36%	$14,636.0	0.89%		1.14%	0.89%		20%
9/30/15	$60.93	-4.87%	$16,445.0	0.85	%(b)	0.92%	0.85	%(b)	33%
9/30/14	$68.46	20.01%	$16,489.4	0.87%		0.76%	0.87%		25%
Advisor Class
10/1/2018-3/31/19+	$77.07	-6.63%	$5,406.1	0.77	%†	0.97%†	0.81	%†	29%
9/30/18	$89.07	11.96%	$5,400.6	0.73%		0.79%	0.77%		29%
9/30/17(c)	$82.97	16.29%	$1,839.8	0.72	%†	1.01%†	0.76	%†	19%
Institutional Class
10/1/2018-3/31/19+	$77.10	-6.60%	$2,656.9	0.72	%†	1.02%†	0.76	%†	29%
9/30/18	$89.09	12.01%	$3,330.6	0.70%		0.83%	0.74%		29%
9/30/17(c)	$82.97	16.29%	$2,569.2	0.68	%†	1.02%†	0.73	%†	19%
Service Class
10/1/2018-3/31/19+	$76.86	-6.82%	$115.5	1.19	%†	0.55%†	1.23	%†	29%
9/30/18	$88.54	11.51%	$143.4	1.13%		0.39%	1.17%		29%
9/30/17	$82.48	23.45%	$168.4	1.14%		0.63%	1.18%		19%
9/30/16	$68.34	14.00%	$177.2	1.21%		0.86%	1.21%		20%
9/30/15	$60.59	-5.19%	$194.4	1.19	%(b)	0.57%	1.19	%(b)	33%
9/30/14	$68.18	19.64%	$170.7	1.18%		0.45%	1.18%		25%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Includes interest expense that amounts to less than 0.01%.
(c) Commenced on 11/30/2016.
Oakmark Select Fund
Investor Class
10/1/2018-3/31/19+	$38.83	-11.19%	$3,308.5	1.05	%†	0.54%†	1.12	%†	27%
9/30/18	$45.84	-0.08%	$4,376.3	0.97%		0.20%	1.04%		41%
9/30/17	$47.84	22.61%	$4,854.7	0.96%		0.39%	1.03%		22%
9/30/16	$40.99	11.76%	$4,962.7	0.98%		0.92%	0.98%		38%
9/30/15	$36.79	-6.75%	$5,499.3	0.95%		0.20%	0.95%		46%
9/30/14	$44.71	25.03%	$6,238.8	0.95%		(0.03)%	0.95%		37%
Advisor Class
10/1/2018-3/31/19+	$38.82	-11.13%	$648.7	0.88	%†	0.73%	0.95%		27%
9/30/18	$45.90	0.08%	$711.4	0.82%		0.34%	0.89%		41%
9/30/17(c)	$47.90	14.24%	$571.3	0.81	%†	0.54%†	0.89	%†	22%
Institutional Class
10/1/2018-3/31/19+	$38.83	-11.09%	$720.8	0.84	%†	0.77%†	0.91	%†	27%
9/30/18	$45.91	0.10%	$852.0	0.79%		0.37%	0.86%		41%
9/30/17(c)	$47.91	14.26%	$768.9	0.79	%†	0.58%†	0.87	%†	22%
Service Class
10/1/2018-3/31/19+	$38.29	-11.33%	$8.9	1.34	%†	0.22%†	1.41	%†	27%
9/30/18	$45.23	-0.32%	$14.1	1.23%		(0.06)%	1.30%		41%
9/30/17	$47.21	22.29%	$27.9	1.24%		0.11%	1.31%		22%
9/30/16	$40.44	11.37%	$34.6	1.32%		0.62%	1.32%		38%
9/30/15	$36.31	-7.04%	$36.8	1.27%		(0.12)%	1.27%		46%
9/30/14	$44.32	24.66%	$24.4	1.23%		(0.30)%	1.23%		37%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.
72 OAKMARK FUNDS

Oakmark.com 73

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
10/1/2018-3/31/19+	$32.52	0.22	(a)	(0.80)	(0.58)	(0.50)	(2.20)	(2.70)	0.00
9/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
9/30/17	$30.20	0.58		3.89	4.47	(0.47)	(0.79)	(1.26)	0.00
9/30/16	$29.98	0.36	(a)	1.73	2.09	(0.34)	(1.53)	(1.87)	0.00
9/30/15	$33.65	0.36		(1.04)	(0.68)	(0.27)	(2.72)	(2.99)	0.00
9/30/14	$33.06	0.29		3.02	3.31	(0.17)	(2.55)	(2.72)	0.00
Advisor Class
10/1/2018-3/31/19+	$32.55	0.24	(a)	(0.78)	(0.54)	(0.56)	(2.20)	(2.76)	0.00
9/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.55	(a)	2.94	3.49	0.00	0.00	0.00	0.00
Institutional Class
10/1/2018-3/31/19+	$32.56	0.26	(a)	(0.80)	(0.54)	(0.57)	(2.20)	(2.77)	0.00
9/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
9/30/17(b)	$29.97	0.59	(a)	2.90	3.49	0.00	0.00	0.00	0.00
Service Class
10/1/2018-3/31/19+	$32.29	0.18	(a)	(0.78)	(0.60)	(0.40)	(2.20)	(2.60)	0.00
9/30/18	$33.19	0.40	(a)	1.21	1.61	(0.34)	(2.17)	(2.51)	0.00
9/30/17	$30.00	0.45		3.90	4.35	(0.37)	(0.79)	(1.16)	0.00
9/30/16	$29.75	0.26	(a)	1.73	1.99	(0.21)	(1.53)	(1.74)	0.00
9/30/15	$33.41	0.25		(1.03)	(0.78)	(0.16)	(2.72)	(2.88)	0.00
9/30/14	$32.83	0.18	(a)	3.00	3.18	(0.05)	(2.55)	(2.60)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark Global Fund
Investor Class
10/1/2018-3/31/19+	$32.21	(0.03	)(a)	(2.22)	(2.25)	(0.29)	(3.19)	(3.48)	0.00
9/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
9/30/17	$26.36	0.29	(a)	7.97	8.26	(0.30)	0.00	(0.30)	0.00
9/30/16	$26.34	0.32		0.48	0.80	(0.31)	(0.47)	(0.78)	0.00
9/30/15	$30.34	0.25	(a)	(2.16)	(1.91)	(0.35)	(1.74)	(2.09)	0.00
9/30/14	$29.70	0.23	(a)	1.71	1.94	(0.75)	(0.55)	(1.30)	0.00
Advisor Class
10/1/2018-3/31/19+	$32.22	(0.01	)(a)	(2.21)	(2.22)	(0.33)	(3.19)	(3.52)	0.00
9/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
9/30/17(b)	$27.22	0.24	(a)	6.90	7.14	0.00	0.00	0.00	0.00
Institutional Class
10/1/2018-3/31/19+	$32.25	0.00	(a)(c)	(2.22)	(2.22)	(0.36)	(3.19)	(3.55)	0.00
9/30/18	$34.38	0.31	(a)	0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
9/30/17(b)	$27.22	0.26		6.90	7.16	0.00	0.00	0.00	0.00
Service Class
10/1/2018-3/31/19+	$31.27	(0.06	)(a)	(2.16)	(2.22)	(0.16)	(3.19)	(3.35)	0.00
9/30/18	$33.40	0.14	(a)	0.13	0.27	(0.22)	(2.18)	(2.40)	0.00
9/30/17	$25.65	(0.14)		8.11	7.97	(0.22)	0.00	(0.22)	0.00
9/30/16	$25.62	0.21	(a)	0.47	0.68	(0.18)	(0.47)	(0.65)	0.00
9/30/15	$29.57	0.13	(a)	(2.10)	(1.97)	(0.24)	(1.74)	(1.98)	0.00
9/30/14	$28.98	0.13	(a)	1.67	1.80	(0.66)	(0.55)	(1.21)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Amount rounds to less than $0.01 per share.

74 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
10/1/2018-3/31/19+	$29.24	-1.29%	$9,997.1	0.83%†	1.51%†	0.93%†	5%
9/30/18	$32.52	5.29%	$12,159.5	0.78%	1.51%	0.88%	23%
9/30/17	$33.41	15.30%	$14,249.1	0.78%	1.71%	0.87%	18%
9/30/16	$30.20	7.34%	$15,367.7	0.79%	1.22%	0.79%	18%
9/30/15	$29.98	-2.53%	$17,285.5	0.75%	1.06%	0.75%	25%
9/30/14	$33.65	10.39%	$19,392.7	0.74%	0.85%	0.74%	18%
Advisor Class
10/1/2018-3/31/19+	$29.25	-1.17%	$1,372.2	0.68%†	1.64%†	0.78%†	5%
9/30/18	$32.55	5.42%	$1,720.5	0.64%	1.72%	0.74%	23%
9/30/17(b)	$33.46	11.64%	$724.7	0.61%†	2.07%†	0.71%†	18%
Institutional Class
10/1/2018-3/31/19+	$29.25	-1.15%	$1,137.7	0.63%†	1.75%†	0.73%†	5%
9/30/18	$32.56	5.47%	$1,035.0	0.59%	1.77%	0.69%	23%
9/30/17(b)	$33.46	11.64%	$536.3	0.59%†	2.19%†	0.69%†	18%
Service Class
10/1/2018-3/31/19+	$29.09	-1.41%	$319.0	1.12%†	1.22%†	1.22%†	5%
9/30/18	$32.29	4.99%	$447.5	1.05%	1.23%	1.15%	23%
9/30/17	$33.19	14.95%	$622.1	1.05%	1.44%	1.14%	18%
9/30/16	$30.00	7.02%	$744.2	1.10%	0.90%	1.10%	18%
9/30/15	$29.75	-2.84%	$900.7	1.09%	0.71%	1.09%	25%
9/30/14	$33.41	10.04%	$1,157.2	1.05%	0.54%	1.05%	18%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark Global Fund
Investor Class
10/1/2018-3/31/19+	$26.48	-6.16%	$1,142.1	1.22%†	(0.21)%†	1.28%†	9%
9/30/18	$32.21	1.02%	$1,492.7	1.15%	0.68%	1.21%	25%
9/30/17	$34.32	31.64%	$1,811.8	1.15%	0.96%	1.21%	32%
9/30/16	$26.36	2.93%	$2,328.9	1.17%	1.14%	1.17%	32%
9/30/15	$26.34	-6.92%	$2,950.8	1.12%	0.86%	1.12%	36%
9/30/14	$30.34	6.70%	$3,503.8	1.11%	0.76%	1.11%	31%
Advisor Class
10/1/2018-3/31/19+	$26.48	-6.07%	$404.9	1.09%†	(0.08)%†	1.15%†	9%
9/30/18	$32.22	1.10%	$440.2	1.06%	0.89%	1.12%	25%
9/30/17(b)	$34.36	26.23%	$499.9	1.01%†	0.89%†	1.07%†	32%
Institutional Class
10/1/2018-3/31/19+	$26.48	-6.06%	$288.1	1.02%†	(0.01)%†	1.08%†	9%
9/30/18	$32.25	1.18%	$333.5	0.98%	0.93%	1.04%	25%
9/30/17(b)	$34.38	26.30%	$309.6	0.96%†	1.55%†	1.02%†	32%
Service Class
10/1/2018-3/31/19+	$25.70	-6.29%	$13.0	1.48%†	(0.48)%†	1.54%†	9%
9/30/18	$31.27	0.73%	$16.6	1.44%	0.43%	1.50%	25%
9/30/17	$33.40	31.27%	$22.5	1.42%	0.63%	1.48%	32%
9/30/16	$25.65	2.60%	$25.6	1.50%	0.82%	1.50%	32%
9/30/15	$25.62	-7.33%	$32.3	1.52%	0.46%	1.52%	36%
9/30/14	$29.57	6.35%	$41.8	1.45%	0.42%	1.45%	31%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
(c) Amount rounds to less than $0.01 per share.

Oakmark.com 75

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Select Fund
Investor Class
10/1/2018-3/31/19+	$18.58	(0.01	)(a)	(1.49)	(1.50)	(0.22)	(0.55)	(0.77)	0.00
9/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
9/30/17	$15.81	0.26		3.88	4.14	(0.17)	0.00	(0.17)	0.00
9/30/16	$15.19	0.18		1.31	1.49	(0.13)	(0.74)	(0.87)	0.00
9/30/15	$16.63	0.12		(0.65)	(0.53)	(0.14)	(0.77)	(0.91)	0.00
9/30/14	$15.71	0.12		1.21	1.33	(0.14)	(0.27)	(0.41)	0.00
Advisor Class
10/1/2018-3/31/19+	$18.60	0.01	(a)	(1.51)	(1.50)	(0.25)	(0.55)	(0.80)	0.00
9/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
9/30/17(b)	$16.39	0.25	(a)	3.17	3.42	0.00	0.00	0.00	0.00
Institutional Class
10/1/2018-3/31/19+	$18.61	0.01	(a)	(1.51)	(1.50)	(0.26)	(0.55)	(0.81)	0.00
9/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
9/30/17(b)	$16.39	0.23	(a)	3.19	3.42	0.00	0.00	0.00	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark International Fund
Investor Class
10/1/2018-3/31/19+	$26.14	0.02	(a)	(2.38)	(2.36)	(0.44)	(1.03)	(1.47)	0.00
9/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
9/30/17	$21.66	0.44		7.01	7.45	(0.34)	0.00	(0.34)	0.00
9/30/16	$21.34	0.36	(a)	1.04	1.40	(0.50)	(0.58)	(1.08)	0.00
9/30/15	$25.01	0.46		(2.55)	(2.09)	(0.51)	(1.07)	(1.58)	0.00
9/30/14	$25.89	0.46	(a)	(0.61)	(0.15)	(0.44)	(0.29)	(0.73)	0.00
Advisor Class
10/1/2018-3/31/19+	$26.17	0.05	(a)	(2.40)	(2.35)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(c)	$21.96	0.53	(a)	6.33	6.86	0.00	0.00	0.00	0.00
Institutional Class
10/1/2018-3/31/19+	$26.19	0.05	(a)	(2.41)	(2.36)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
9/30/17(c)	$21.96	0.46	(a)	6.40	6.86	0.00	0.00	0.00	0.00
Service Class
10/1/2018-3/31/19+	$26.26	(0.01	)(a)	(2.40)	(2.41)	(0.36)	(1.03)	(1.39)	0.00
9/30/18	$28.90	0.57		(2.42)	(1.85)	(0.31)	(0.48)	(0.79)	0.00
9/30/17	$21.74	0.46		6.96	7.42	(0.26)	0.00	(0.26)	0.00
9/30/16	$21.40	0.29	(a)	1.04	1.33	(0.41)	(0.58)	(0.99)	0.00
9/30/15	$25.07	0.36	(a)	(2.55)	(2.19)	(0.41)	(1.07)	(1.48)	0.00
9/30/14	$25.98	0.37	(a)	(0.63)	(0.26)	(0.36)	(0.29)	(0.65)	0.00
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) The ratio excludes in-kind transactions.
(c) Commenced on 11/30/2016.

76 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Select Fund
Investor Class
10/1/2018-3/31/19+	$16.31	-7.73%	$921.8	1.23%†	(0.10)%†	1.29%†	9%
9/30/18	$18.58	-0.86%	$1,404.8	1.12%	1.15%	1.19%	26%
9/30/17	$19.78	26.41%	$2,035.3	1.12%	1.25%	1.18%	39%
9/30/16	$15.81	9.92%	$2,037.1	1.15%	1.12%	1.15%	17%
9/30/15	$15.19	-3.44%	$2,033.4	1.13%	0.70%	1.13%	48%
9/30/14	$16.63	8.52%	$1,937.3	1.13%	0.92%	1.13%	24%
Advisor Class
10/1/2018-3/31/19+	$16.30	-7.68%	$472.6	1.07%†	0.07%†	1.13%†	9%
9/30/18	$18.60	-0.75%	$457.6	1.02%	1.32%	1.09%	26%
9/30/17(b)	$19.81	20.87%	$148.4	1.00%†	1.58%†	1.07%†	39%
Institutional Class
10/1/2018-3/31/19+	$16.30	-7.68%	$550.1	1.01%†	0.13%†	1.08%†	9%
9/30/18	$18.61	-0.66%	$780.8	0.96%	1.39%	1.03%	26%
9/30/17(b)	$19.81	20.87%	$608.0	0.94%†	1.46%†	1.00%†	39%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Commenced on 11/30/2016.
Oakmark International Fund
Investor Class
10/1/2018-3/31/19+	$22.31	-8.74%	$16,005.1	1.03%†	0.16%†	1.08%†	19%
9/30/18	$26.14	-6.33%	$24,866.2	0.96%	1.84%	1.01%	36%
9/30/17	$28.77	34.88%	$31,058.2	0.95%	1.72%	1.00%	41%
9/30/16	$21.66	6.66%	$23,277.7	1.00%	1.72%	1.00%	44%
9/30/15	$21.34	-8.98%	$25,915.2	0.95%	1.81%	0.95%	48%
9/30/14	$25.01	-0.64%	$29,759.6	0.95%	1.76%	0.95%	39	%(b)
Advisor Class
10/1/2018-3/31/19+	$22.29	-8.67%	$7,982.5	0.88%†	0.40%†	0.93%†	19%
9/30/18	$26.17	-6.25%	$5,757.4	0.83%	2.53%	0.88%	36%
9/30/17(c)	$28.82	31.24%	$914.3	0.81%†	2.42%†	0.86%†	41%
Institutional Class
10/1/2018-3/31/19+	$22.30	-8.68%	$9,929.3	0.82%†	0.40%†	0.87%†	19%
9/30/18	$26.19	-6.16%	$12,174.4	0.79%	2.25%	0.84%	36%
9/30/17(c)	$28.82	31.24%	$7,658.7	0.77%†	2.06%†	0.83%†	41%
Service Class
10/1/2018-3/31/19+	$22.46	-8.89%	$355.5	1.29%†	(0.08)%†	1.34%†	19%
9/30/18	$26.26	-6.59%	$442.9	1.24%	1.53%	1.29%	36%
9/30/17	$28.90	34.51%	$579.7	1.22%	1.38%	1.27%	41%
9/30/16	$21.74	6.32%	$532.3	1.34%	1.38%	1.34%	44%
9/30/15	$21.40	-9.31%	$559.1	1.33%	1.48%	1.33%	48%
9/30/14	$25.07	-1.04%	$538.9	1.33%	1.40%	1.33%	39	%(b)
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) The ratio excludes in-kind transactions.
(c) Commenced on 11/30/2016.

Oakmark.com 77

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Small Cap Fund
Investor Class
10/1/2018-3/31/19+	$16.34	0.07	(a)	(1.22)	(1.15)	(0.20)	(0.91)	(1.11)	0.00	(b)
9/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(b)
9/30/17	$14.84	0.23	(a)	3.50	3.73	(0.36)	(0.09)	(0.45)	0.00	(b)
9/30/16	$14.63	0.42	(a)	0.51	0.93	(0.36)	(0.36)	(0.72)	0.00	(b)
9/30/15	$16.38	0.19	(a)	(0.78)	(0.59)	(0.26)	(0.90)	(1.16)	0.00	(b)
9/30/14	$17.29	0.17		(0.53)	(0.36)	(0.55)	0.00	(0.55)	0.00	(b)
Advisor Class
10/1/2018-3/31/19+	$16.33	0.10	(a)	(1.24)	(1.14)	(0.19)	(0.91)	(1.10)	0.00	(b)
9/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(b)
9/30/17(c)	$14.16	0.19	(a)	3.79	3.98	0.00	0.00	0.00	0.00	(b)
Institutional Class
10/1/2018-3/31/19+	$16.36	0.08	(a)	(1.23)	(1.15)	(0.25)	(0.91)	(1.16)	0.00	(b)
9/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(b)
9/30/17(c)	$14.16	0.21	(a)	3.78	3.99	0.00	0.00	0.00	0.00	(b)
Service Class
10/1/2018-3/31/19+	$16.21	0.05	(a)	(1.20)	(1.15)	(0.15)	(0.91)	(1.06)	0.00
9/30/18	$18.00	0.16	(a)	(1.34)	(1.18)	(0.11)	(0.50)	(0.61)	0.00	(b)
9/30/17	$14.75	0.17	(a)	3.49	3.66	(0.32)	(0.09)	(0.41)	0.00	(b)
9/30/16	$14.53	0.38	(a)	0.51	0.89	(0.31)	(0.36)	(0.67)	0.00	(b)
9/30/15	$16.26	0.13	(a)	(0.77)	(0.64)	(0.19)	(0.90)	(1.09)	0.00	(b)
9/30/14	$17.17	0.14		(0.54)	(0.40)	(0.51)	0.00	(0.51)	0.00	(b)
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

78 OAKMARK FUNDS

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Small Cap Fund
Investor Class
10/1/2018-3/31/19+	$14.08	-6.43%	$623.0	1.50%†	0.96%†	1.50%†	16%
9/30/18	$16.34	-6.43%	$1,013.6	1.36%	1.32%	1.36%	45%
9/30/17	$18.12	25.98%	$1,835.5	1.36%	1.40%	1.36%	34%
9/30/16	$14.84	6.66%	$2,365.1	1.38%	2.97%	1.38%	38%
9/30/15	$14.63	-3.70%	$2,852.0	1.35%	1.18%	1.35%	46%
9/30/14	$16.38	-2.14%	$2,910.0	1.31%	1.07%	1.31%	38%
Advisor Class
10/1/2018-3/31/19+	$14.09	-6.37%	$144.5	1.40%†	1.34%†	1.40%†	16%
9/30/18	$16.33	-6.39%	$346.6	1.32%	1.41%	1.32%	45%
9/30/17(c)	$18.14	28.11%	$388.5	1.21%†	1.29%†	1.21%†	34%
Institutional Class
10/1/2018-3/31/19+	$14.05	-6.35%	$661.6	1.27%†	1.17%†	1.27%†	16%
9/30/18	$16.36	-6.23%	$863.3	1.17%	1.49%	1.17%	45%
9/30/17(c)	$18.15	28.18%	$839.1	1.14%†	1.47%†	1.14%†	34%
Service Class
10/1/2018-3/31/19+	$14.00	-6.52%	$1.2	1.64%†	0.78%†	1.64%†	16%
9/30/18	$16.21	-6.73%	$1.5	1.71%	0.93%	1.71%	45%
9/30/17	$18.00	25.56%	$2.1	1.66%	1.04%	1.66%	34%
9/30/16	$14.75	6.39%	$1.5	1.69%	2.69%	1.69%	38%
9/30/15	$14.53	-4.00%	$1.9	1.62%	0.85%	1.62%	46%
9/30/14	$16.26	-2.42%	$3.3	1.62%	0.70%	1.62%	38%
+ Unaudited.
† Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) Amount rounds to less than $0.01 per share.
(c) Commenced on 11/30/2016.

Oakmark.com 79

The Oakmark Funds Disclosure Regarding The Board of Trustees' Approval of Investment Advisory Agreements As Approved October 24, 2018

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of the Oakmark Funds (the "Funds"), including a majority of the Trustees who are not "interested persons" of Harris Associates L.P., the Funds' investment adviser (the "Adviser") or the Funds ("Independent Trustees"), considers whether to continue each Fund's investment advisory agreement (each, an "Agreement," and collectively, the "Agreements") with the Adviser. At a meeting held on October 24, 2018, the Board, including all of the Independent Trustees, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of each Agreement through October 31, 2019.

The Board's Committee on Contracts (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of Independent Trustees and more than 75% of the Board is comprised of Independent Trustees. The Committee, together with the other Independent Trustees, requested, received, reviewed and considered materials provided by the Adviser in response to questions submitted by the Independent Trustees that they believed to be relevant to the continuation of the Agreements with respect to each Fund in light of legal advice furnished to them by their legal counsel that is experienced in the Investment Company Act of 1940 matters and that is independent from the Adviser ("Independent Counsel"); their own business judgment; and developments in the industry, the markets, and mutual fund regulation and litigation. During the annual contract approval process, the Committee and the other Independent Trustees met multiple times specifically to review and consider materials related to the proposed continuation of each Agreement and to ensure that the Adviser had time to respond to questions from the Independent Trustees and that the Independent Trustees had time to consider those responses. They also met with senior representatives of the Adviser regarding, among other things, its personnel, operations and financial condition as they relate to the Funds. In addition, the Board retained Broadridge Financial Solutions, Inc. ("Broadridge"), an independent consulting firm that specializes in the analysis of fund industry data, to provide performance and expense information for each Fund and a peer group of comparable funds, as selected by Broadridge. While the Board considered the continuation of the Agreements for all of the Funds at the same meetings, the Board considered each Fund's Agreement separately from those of each other Fund.

In connection with its deliberations, the Board also considered a broad range of information relevant to the annual contract approval process that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder support and other services provided by the Adviser and its affiliates.

The Independent Trustees were advised by Independent Counsel throughout the annual contract approval process and they received a memorandum from Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract approval process, the Committee and the other Independent Trustees met with Independent Counsel separately from representatives of the Adviser.

Provided below is a description of the Board's annual contract approval process and material factors that the Board considered regarding continuation of the Agreements and the compensation to be paid thereunder. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract approval process.

This description is not intended to include all of the factors considered by the Board. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of its investment approach; the qualifications, experience and capabilities of, and the resources available to, the Adviser's investment and other personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; and the Adviser's compliance program. The Board also considered the Adviser's resources and reviewed key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund, and the investment results produced as a result of the Adviser's in-house research.

The Board considered that, pursuant to each Agreement, the Adviser provides administrative services, including, among others, oversight of shareholder communications, fund administration and accounting services, regulatory and legal obligation oversight, supervision of Fund operations, and Board support. The Board noted that the Adviser is also responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also considered that the Adviser's responsibilities include continual management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and on a regular basis it considers information regarding the Adviser's processes for monitoring and managing risk. The Board also noted the Adviser's oversight of the Funds' various outside service providers, including its negotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs and business continuity programs, among other matters. The Board also considered the Adviser's ongoing development of its own internal infrastructure, including, among other things, its operational and trading capabilities and its information technology to support the Funds'

80 OAKMARK FUNDS

compliance structure through, among other things, cybersecurity programs, business continuity planning and risk management. In addition, the Board noted the positive compliance history of the Adviser.

The Board also considered the general structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and whether this structure provides appropriate incentives to act in the best interests of the Funds. In addition, the Board considered the ability of the Adviser to attract and retain qualified personnel to service the Funds. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders.

The Board also considered the manner in which the Adviser addressed various matters that arose during the year. These matters may have been the result of developments in the broader fund industry or the regulations governing it, including, for example, the liquidity risk management program rules and subsequent amendments. In addition, the Board considered the Adviser's response to recent market conditions and considered the overall performance of the Adviser in this context.

Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, net of the Fund's fees and expenses, both on an absolute basis and compared to the performance of a broader group of comparable funds pursuing generally similar strategies with the same investment classification and/or objective as each Fund (the Fund's "Performance Universe"), as selected by Broadridge. As a general matter, the Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups. Because the Committee commenced its review of the investment performance of the Funds in June, the performance periods considered by the Board were those ended April 30, 2018. The Board considered the one-, three-, five- and ten-year performance for each Fund. The Board also considered updated performance information at its October meeting at which the Agreements were approved.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund outperformed the median annualized returns of its respective Performance Universe during the one-, three-, five- and ten-year periods ending April 30, 2018.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund underperformed the median annualized returns of its respective Performance Universe during the one- and three-year periods ending April 30, 2018, but outperformed the median annualized returns of its respective Performance Universe during the five- and ten-year periods ending April 30, 2018.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund outperformed the median annualized returns of its respective Performance Universe during the one-, three-, five- and ten-year periods ending April 30, 2018.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund outperformed the median annualized returns of its respective Performance Universe during the one-, three-, five- and ten-year periods ending April 30, 2018.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund outperformed the median annualized returns of its respective Performance Universe during the one-, three-, five- and ten-year periods ending April 30, 2018.

Oakmark International Fund. The Board considered that the Oakmark International Fund underperformed the median annualized return of its respective Performance Universe during the one-year period ending April 30, 2018, but outperformed the median annualized returns of its respective Performance Universe during the three-, five- and ten-year periods ending April 30, 2018.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund underperformed the median annualized returns of its respective Performance Universe during the one-, three- and five-year periods ending April 30, 2018, but outperformed the median annualized return of its respective Performance Universe during the ten-year period ending April 30, 2018.

In addition to considering each Fund's performance as compared to that of its respective Performance Universe, the Board also considered each Fund's performance as compared to that of its benchmark and of other comparative data provided by Broadridge, including each Fund's total return and performance relative to risk and separate comparative data provided by the Adviser. In the case of Oakmark International Small Cap Fund and Oakmark Select Fund, each of which underperformed its respective Performance Universe over multiple periods, the Board discussed with the Adviser the factors that caused each Fund's underperformance and how the Adviser evaluates underperformance relative to Fund peers.

Costs of Services Provided and Profits Realized by the Adviser

The Board considered the fee structure for each Fund under its Agreement as compared to the peer group provided by Broadridge. Specifically, using the information provided by Broadridge, the Board considered each Fund's management fee and the management fees for other mutual funds comparable in fund type, investment classification/objective, load type and asset size to each Fund (the Fund's "Expense Group"), and considered each Fund's total expense ratio, which reflects the total fees paid by an investor, and those of its Expense Group.

Further detail considered by the Board regarding each Fund's management fee and total expense ratio as of the conclusion of its fiscal year ended September 30, 2017, is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund's management fee net of fees waived by the Adviser was lower than the median of its respective Expense Group and the Fund's total expense ratio was equal to the median of its respective Expense Group.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund's management fee net of fees waived by the Adviser was lower than the median of its respective Expense Group and the Fund's total expense ratio was equal to the median of its respective Expense Group.

Oakmark.com 81

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund's management fee net of fees waived by the Adviser was equal to the median of its respective Expense Group and the Fund's total expense ratio was lower than the median of its respective Expense Group.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both lower than the corresponding medians of its respective Expense Group.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund's management fee net of fees waived by the Adviser was higher than the median of its respective Expense Group and the Fund's total expense ratio was lower than the median of its respective Expense Group.

Oakmark International Fund. The Board considered that the Oakmark International Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both lower than the corresponding medians of its respective Expense Group.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund's management fee was higher than the median of its respective Expense Group and the Fund's total expense ratio was equal to the median of its respective Expense Group.

The Board also reviewed the Adviser's management fees for comparable institutional separate account clients and sub-advised funds (for which the Adviser provides portfolio management services only). The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and any such comparable separate account clients and/or sub-advised funds, including any breakpoints, and noted the Adviser's explanation that, although in most instances the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services with respect to the Funds. The Board further noted the more extensive regulatory obligations and the various risks (e.g., operational, enterprise, legal, regulatory, compliance) associated with managing the Funds as compared to any such comparable separate account clients and/or sub-advised funds.

The Board also noted that each Fund's management fee is a single fee that compensates the Adviser for its services as investment adviser and manager under the Agreements and further noted that, for comparative purposes, where possible, Broadridge aggregated the separate investment advisory and administrative fees into a single management fee for the mutual funds in the Expense Group that clearly identify two separate fees. The Board noted that some mutual funds in the Expense Group may pay directly from fund assets for certain services that the Adviser is compensated for out of the management fee for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its respective Expense Group as a way of taking account of these differences. The Board also considered the Adviser's agreement to continue the expense limitation agreement for each Fund. In addition, the Board considered the Adviser's agreement to continue the investment advisory fee waiver agreement for Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, and Oakmark International Fund.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Industry Profitability Analysis prepared by Broadridge. The Board examined the estimated pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds, for purposes of calculating its estimated profitability, and recognized that the methodology may not reflect all of the costs or risks associated with offering and managing a mutual fund complex. The Board also recognized that the Adviser and its affiliates are entitled to earn a reasonable level of profits for services they provide to each Fund.

Economies of Scale

The Board considered whether each Fund's management fee structure reflects any potential economies of scale that may be realized by the Adviser for the benefit of each Fund's shareholders. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as Fund assets increase. In addition, the Board considered each Fund's expense limitation agreement and the investment advisory fee waiver agreement for Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, and Oakmark International Fund that reduces each Fund's expenses at all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provides protection from an increase in expenses if a Fund's assets decline. The Board also considered that the Adviser has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Other Benefits Derived from the Relationship with the Funds

The Board considered any fall-out benefits likely to accrue to the Adviser or its affiliates from their relationship with each Fund. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually. The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research and brokerage products and services benefiting the Funds and/or other clients of the Adviser, and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research and brokerage products and services was consistent with regulatory requirements.

Conclusion

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, in its business judgment, concluded that approval of the continuation of each Agreement was in the best interests of the respective Fund and its shareholders. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser; that

82 OAKMARK FUNDS

the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's investment management of the Fund; that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided; that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser; that the profitability of the Adviser's relationship with each Fund appeared to be reasonable in relation to the services performed; and that the benefits accruing to the Adviser and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs and risks associated with providing the investment advisory and other services to each Fund and the benefits accruing to each Fund. The Board's conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual contract approval process.

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Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks that in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

2.   Intraday returns referenced for the S&P 500 Index are for the price only index, not the total return index.

3.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

4.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

5.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

6.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

7.   Compound annual growth rate (CAGR) is the rate of return that would be required for an investment to grow from its beginning balance to its ending balance, assuming the profits were reinvested at the end of each year of the investment's lifespan.

8.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

11.  The Price to Book Ratio is a stock's capitalization divided by its book value.

12.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

84 OAKMARK FUNDS

Disclosures and Endnotes (continued)

13.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

14.  Percentile ranking of Q4 2018 and Q1 2019 MSCI World Index returns compared to MSCI World Index quarterly historical returns since 1970.

15.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed market countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

18.   EBIT is a measure of a firm's profit that includes all expenses except interest and income tax expenses. It is the difference between operating revenues and operating expenses.

19.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

20.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

21.  Common Equity Tier 1 is a component of Tier 1 capital that consists mostly of common stock held by a bank or other financial institution. Expressed as a ratio of common equity tier 1 to risk-weighted assets, it is a capital measure that provides an indication of a firm's financial strength.

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88 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Hugh T. Hurley, III

Patricia Louie

Christine M. Maki

Laurence C. Morse, Ph.D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Anthony P. Coniaris—Executive Vice President

Kevin G. Grant—Executive Vice President

Megan J. Claucherty—Vice President

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President

Christopher W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

Michael A. Nicolas—Vice President*

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Zachary D. Weber—Vice President, Principal Financial Officer and Treasurer

Benjamin D. Wiesenfeld—Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer

Edward J. Wojciechowski—Vice President

Rana J. Wright—Vice President, Secretary and Chief Legal Officer

*  Mr. Nicolas assumed his duties effective January 23, 2019.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

DST Asset Manager Solutions, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (for filings after March 31, 2019). The Funds' Form N-Qs (Form N-PORTs) are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

Oakmark.com 89

Oakmark.com

SEMIANN (05/19)

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)                                 The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)                                 Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)                                 Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)                                 There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)                  A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2015).

(2)                   Certifications of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)                   Not applicable.

(4)                   Not applicable.

(b)                                 Certification of Kristi L. Rowsell, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer

Date:	May 28, 2019

By:	/s/ Zachary D. Weber
Zachary D. Weber
Principal Financial Officer

Date:	May 28, 2019